UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06515

Morgan Stanley Global Fixed Income Opportunities Fund

(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York	10036
(Address of principal executive offices)	(Zip code)

John H. Gernon

522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)

Registrant's telephone number, including area code: 212-296-0289

Date of fiscal year end: October 31,

Date of reporting period: October 31, 2022

Item 1 - Report to Shareholders

Morgan Stanley
Global Fixed Income
Opportunities Fund

Annual Report

October 31, 2022

Morgan Stanley Global Fixed Income Opportunities Fund

Table of Contents (unaudited)

Welcome Shareholder	3
Fund Report	4
Performance Summary	12
Expense Example	14
Portfolio of Investments	16
Statement of Assets and Liabilities	41
Statement of Operations	43
Statements of Changes in Net Assets	45
Notes to Financial Statements	46
Financial Highlights	69
Report of Independent Registered Public Accounting Firm	75
Investment Advisory Agreement Approval	76
Liquidity Risk Management Program	79
U.S. Customer Privacy Notice	80
Trustee and Officer Information	83
Federal Tax Notice	90

Welcome Shareholder,

We are pleased to provide this Annual Report, in which you will learn how your investment in Morgan Stanley Global Fixed Income Opportunities Fund (the "Fund") performed during the latest twelve-month period. It includes an overview of the market conditions and discusses some of the factors that affected performance during the reporting period. In addition, the report contains financial statements and a list of portfolio holdings.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management and look forward to working with you in the months and years ahead.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report (unaudited)

For the year ended October 31, 2022

Total Return for the 12 Months Ended October 31, 2022
Class A		Class L		Class I		Class C		Class R6*		Class IR
–	8.91%	–	9.37%	–	8.74%	–	9.61%	–	8.66%	–	8.66%
Bloomberg Global Aggregate (Hedged USD) Index1, (i)		Global Fixed Income Opportunities Blend Index[2]		Lipper Global Income Funds Index[3]
–	12.12%	–	12.12%	–	15.29%

The performance of Morgan Stanley Global Fixed Income Opportunities Fund's (the "Fund") six share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

*  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

Market Conditions

In the 12-month period ending October 31, 2022, global 10-year yields rose sharply, particularly in the U.S. where the 10-year Treasury yield rose by 250 basis points (bps).(ii) Over the period, credit spreads widened as continued inflationary pressures, supply chain constraints and hawkish central bank policy have led to growing recession concerns.

The key themes toward the end of 2021 were a hawkish shift by the Federal Reserve (Fed) as inflation fears increased and rapidly rising COVID-19 infections in late-December as the more contagious omicron variant took over. U.S. Treasury yields rose, especially on the Fed-sensitive short end of the curve. The economic outlook brightened meaningfully as manufacturing output improved significantly amid easing supply constraints and inventory restocking. Equities and commodities rallied. Credit spreads were mixed, with high-quality sectors widening as financial conditions tightened as liquidity conditions were strained going into year-end. But spreads in lower quality sectors tightened along with strong equities.

The first quarter of 2022 was one of the worst quarters for financial markets since the 1980s. In the first half of the quarter, the focus was the hawkish shift in central bank policy. Then, in late February 2022, Russia invaded Ukraine. The relative safe-haven status of government bonds, which was initially evident after the invasion, proved ephemeral, as the rally at the end of February quickly reversed and turned into a large

(i)  "Bloomberg®" and the Bloomberg Index/Indices used are service marks of Bloomberg Finance L.P. and its affiliates, and have been licensed for use for certain purposes by Morgan Stanley Investment Management (MSIM). Bloomberg is not affiliated with MSIM, does not approve, endorse, review, or recommend any product, and. does not guarantee the timeliness, accurateness, or completeness of any data or information relating to any product.

(ii)  Source: Bloomberg L.P. One basis point = 0.01%

March sell-off. Indeed, it did not take long for markets to turn their focus away from the negative growth implications of the war and increased sanctions, and toward its inflationary, possibly stagflationary, implications. The market's reaction was especially strong as the new shock exacerbated inflationary conditions already on the boil from an overheating global economy beset with supply chain disruptions.

Market expectations of central bank rate hikes ratcheted higher, sending global bond yields spiraling upward. The extent of the shift in monetary policy in 2022 was breathtaking by historical standards. At its March 2022 meeting, the Fed massively increased its year-end inflation and rates forecast. The 160-basis point increase in 2-year Treasury yields over the first three months of the year marked the largest jump since early 1994, a time period which also went down in history for its shocking Fed hawkish shift.(ii) The market started pricing in fed funds rate increases of a similar speed and magnitude — from just above 0% prior to the March 2022 Fed meeting, to over 3% in late 2023.

During the first quarter of 2022, 2-, 5-, 10- and 30-year yields rose by 160, 120, 83 and 54 bps, respectively.(ii) The flattening of the yield curve resulted in the 3- to 10-year portion becoming inverted. Though they partially recovered in the last couple of weeks of the quarter, corporate credit spreads were significantly wider than they started the year. The Bloomberg U.S. Corporate Index widened 24 bps for the quarter to finish at

116 bps.(iii) The turnaround late in the quarter seemed to coincide with a reversal in the market's concern over the systematic impact of the war. By the end of the quarter, optimism increased for companies not directly affected by the conflict. Agency mortgage-backed securities (MBS) underperformed significantly during the first quarter, with current coupon agency MBS spreads widening so much that they became materially wider than pre-pandemic levels. The average 30-year mortgage rate rose from about 3.25% to almost 5%.(ii) Securitized credit sectors also suffered, although fundamental performance continued to be positive. Consumer savings rates remained high and household balance sheets were near the best levels in decades. As the securitized credit sector did not tighten in late-March 2022 when corporate spreads contracted, it appeared relatively attractive through the second quarter.

The second quarter of 2022 continued the trends of poor performance, high inflation and a hawkish central bank — and added increasing fears of recession. Volatility continued at levels rarely seen over the last two decades, with markets zigging and zagging between inflation and recession fears. One key event was the Fed's June 2022 Federal Open Market Committee meeting, which surprised the market with a larger-than-expected 75-basis point rate hike and a substantial increase in the "dot plot," which pushed the Fed's median rate forecast to 3.8% for end-2023.

(iii)  Source: Bloomberg L.P. The Bloomberg U.S. Corporate Index is a broad-based benchmark that measures the investment grade, fixed-rate, taxable, corporate bond market.

In the second quarter of 2022, 2-, 5-, 10- and 30-year Treasury yields rose by 62, 58, 67 and 74 bps, respectively.(ii) In the first half of the calendar year, they were 222, 177 and 150 bps higher.(ii) This was perceived as a sign that the market expected the Fed to eventually win its battle against inflation, though not without significant effort. The Bloomberg U.S. Corporate Index spread widened 39 bps in the second quarter to 155 bps, or 63 bps wider year-to-date.(ii) The news flow was dominated by concerns about deteriorating growth fundamentals, and the market has been pricing in an increasing probability of a potential recession. Agency MBS spreads widened further in the quarter. Securitized credit spreads also widened further during the quarter, but fundamental performance continued to be positive. U.S. housing prices rose on average by 20% over the past year ended May 2022.(iv)

The bond market rout continued in the third quarter of 2022. Bond market woes were caused by a litany of factors: better-than-expected U.S. employment, worse-than-expected inflation, and the Fed meaningfully raising the expected terminal fed funds rate. These factors were compounded by the now-infamous U.K. bond market meltdown late in the quarter. Sovereign yields moved substantially higher during the quarter. Credit markets were mixed, though they weakened in the latter part of the quarter. They were clearly impacted by the rise in yields, turmoil in the U.K. and, maybe most importantly, the rising probability of a recession or hard landing. Also, the U.S. dollar was strong once again, rising in value against almost all of the world's currencies.

During the third quarter of 2022, 2-, 5-, 10- and 30-year Treasury yields rose by 133, 105, 82 and 59 bps, respectively.(ii) Ten-year real (inflation-adjusted) yields rose by 101 bps.(ii) Within corporate bonds, financials underperformed industrials, as macro factors (high inflation and the tightening of monetary policy) continued to be the main market driver.

Bond markets were a bit more orderly in October 2022 than the mayhem experienced over the previous several months. That said, markets were still mixed, and investors could be excused for feeling a bit dazed and confused with regard to volatility, dispersion of returns, illiquidity, central bank policies and deciphering how to determine value. Nominal yields on U.S. Treasury and investment grade U.S. dollar bonds moved substantially higher as strong inflation and labor market data continued, to the disappointment of the Fed and other central banks. However, just to confuse things more, real yields on 10-year U.S. Treasury inflation-protected securities (TIPS) fell approximately 14 bps, substantially outperforming nominal bonds, despite continued hawkish rhetoric coming from the central banking community. The one continuing negative (outside of U.S. rates) has been the performance of the mortgage/securitized credit markets. U.S. agency spreads continued to widen as investor sponsorship remains sparse and the withdrawal of buying by the Fed, other official institutions and banks weighed on the

(iv)  Source: S&P CoreLogic Case-Shiller U.S. National Home Price NSA Index. Data as of June 30, 2022.

market, despite the paucity of new supply. Another interesting development in October was the mixed performance of the U.S. dollar. For the first time in a while, the U.S. dollar fell against a number of currencies, with emerging markets currencies such as the Brazilian real, Hungarian forint and Polish zloty leading the way.

Performance Analysis

All share classes of the Fund outperformed the Bloomberg Global Aggregate (Hedged USD) Index (the "Index"), the Global Fixed Income Opportunities Blend Index and the Lipper Global Income Funds Index for the 12 months ended October 31, 2022, assuming no deduction of applicable sales charges.

The portfolio's macro decisions and positioning within spread sectors contributed to negative performance amid a challenging backdrop for global capital markets. Interest rates continued to rise, and credit spreads continued to widen over the course of the year, leaving virtually no place to hide. The portfolio's duration exposures in Europe and the U.S. were the largest detractors from performance as yields rose sharply with central banks turning staunchly hawkish across the globe. Allocations to investment grade and high yield corporate bonds also detracted, as their spreads widened amid continued inflationary pressures, the ripple effects of the Russia-Ukraine war and growing fears of a looming recession. The portfolio's convertible securities exposure detracted from performance as well in what turned out to be a painful year for both fixed income and equities. The allocations to non-agency residential mortgage-backed securities (RMBS) and asset-backed securities (ABS) also detracted, as securitized credit suffered, albeit not as much as other sectors. Within currencies, the small, long positions in Egyptian pound, Czech koruna, Polish zloty and Russian ruble held earlier in the year detracted from performance as sanctions and economic pressures resulting from the Russia-Ukraine war negatively impacted the currencies. The long Japanese yen position also detracted marginally as the Bank of Japan maintained supportive monetary policy despite rising inflation. This was partially offset by the short Chinese yuan position versus the U.S. dollar, which contributed to performance.

Talk of central banks pivoting to dovish stances is premature. Central banks, including the Fed, continue to emphasize the need for further rate hikes. We don't expect them to signal the end until there is concrete evidence (not necessarily unequivocal, as evidence is rarely unequivocal) that inflation is trending lower in a sustainable fashion. With the continued repricing of interest rates higher, we believe the market's current pricing for rates is close to fair. However, given the continued high inflation prints and expectations, the risk for rates still seems to be for them to go marginally higher. Central banks are limited in their ability to effectively lower inflation using their current tools and strategy, especially in Europe. Further, volatility across markets is likely going to continue as uncertainty remains. The one central bank that has not shifted is the Bank of Japan, which again remained committed to yield curve control during October 2022 and again intervened in the foreign exchange market to support the yen. We still believe that risks are asymmetrically balanced to providing an opportunity for Japanese rates to rise more than fall as the Bank of Japan may have to normalize policy. Regarding foreign exchange, the U.S. dollar has benefited from the tighter Fed policy and growing global growth concerns, and we expect this could continue, although likely not as significantly as before.

Looking forward, market valuations within the investment grade corporate sector continue to price a very negative outcome for corporate downgrades and defaults. Our base case view is that we are compensated to own credit, as we view corporate fundamentals to be resilient. We remain cautious on the U.S. high yield market as we progress through the fourth quarter of 2022. Volatility across risk markets remains elevated and, investors' faith in the Fed's ability to engineer a soft economic landing remains low. Our fundamental securitized credit outlook remains positive, although we are becoming slightly more cautious. Credit spreads for many securitized sectors remain at levels last seen at the depths of the pandemic, but credit conditions appear materially better today. Although we believe that a recession is likely in 2023 for both the U.S. and Europe, we also believe that the post-Global Financial Crisis (GFC) securitized market has been structured to withstand GFC-level stresses, and these securities are likely to comfortably weather a less severe recession scenario. We believe the large majority of spread widening in 2022 has been due to supply-demand dynamics, which were driven by the ending of central bank purchase programs, weaker bank demand due to slowing deposits/savings rates, and weaker foreign bank demand due to the stronger dollar.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION* as of 10/31/22
Corporate Bonds	42.3%
Mortgages — Other	20.0
Asset-Backed Securities	12.0
Sovereign	10.0
Short-Term Investments	6.6
Commercial Mortgage-Backed Securities	5.2
Agency Fixed Rate Mortgages	2.0
Supranational	1.0
Senior Loan Interests	0.9
Collateralized Mortgage Obligations — Agency Collateral Series	0.0	**
U.S. Treasury Securities	0.0	**

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of October 31, 2022. Does not include open long/short futures contracts with a value of $154,020,372 and net unrealized appreciation of $1,847,361. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of $7,098,329 and also does not include open swap agreements with total unrealized depreciation of $3,730,167.

**  Amount is less than 0.05%.

LONG-TERM CREDIT ANALYSIS as of 10/31/22
AAA	12.7%
AA	2.8
A	9.3
BBB	23.6
BB	11.2
B or Below	12.8
Not Rated	27.6

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the types of securities mentioned above. All percentages for portfolio composition are stated as a percentage of total investments and all percentages for long-term credit analysis are stated as a percentage of total long-term investments.

Security ratings disclosed with the exception for those labeled "not rated" is an aggregation of the highest security level rating amongst Standard & Poor's Ratings Group ("S&P"), Moody's Investors Services, Inc. ("Moody's") and Fitch Ratings ("Fitch"), each a Nationally Recognized Statistical Ratings Organization ("NRSRO").

Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 80% of its assets in a portfolio of fixed-income securities. This policy may be changed without shareholder approval; however, you would be notified upon 60 days' notice in writing of any changes. The Fund's "Adviser," Morgan Stanley Investment Management Inc. and/or "Sub-Adviser," Morgan Stanley Investment Management Limited, will allocate the Fund's investments among the following asset classes or market segments: (1) corporate securities, (2) residential and commercial mortgage-backed securities, (3) asset-backed securities, (4) emerging market securities, (5) convertible securities, (6) U.S. government securities and foreign sovereign debt, and (7) derivatives, including interest rate-related derivatives and currency derivatives. Securities may be rated either investment grade or below investment grade and denominated in any currency, hedged or un-hedged. The amount of the Fund's assets committed to any one asset class or market segment will fluctuate. However, the Fund may invest up to 65% of its net assets in any one asset class or market segment. The Adviser and Sub-Adviser have the flexibility to select any combination of at least two asset classes of the aforementioned groups depending upon market conditions and the current economic environment and, as a result, at any given time the Fund's assets may be invested in certain groups and not others.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual Reports and the Annual Reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the money market public website. You may, however, obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov).

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 548-7786 or by visiting the Mutual Fund Center on our web site at www.morganstanley.com/im/shareholderreports. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

(This page has been left blank intentionally.)

Performance Summary (unaudited)

Performance of $10,000 Investment—Class A
Over 10 Years

Average Annual Total Returns—Period Ended October 31, 2022 (unaudtied)
Symbol	Class A Shares* (since 07/28/97) DINAX		Class L Shares** (since 07/28/97) DINCX	Class I Shares*** (since 07/28/97) DINDX	Class C Shares† (since 04/30/15) MSIPX		Class R6 Shares†† (since 09/13/13) MGFOX	Class IR Shares††† (since 06/15/18) MFIRX
1 Year	–8.91 –11.86[5]	%[4]	–9.37 —%[4]	–8.74 —%[5]	–9.61 –10.49[5]	%[4]	–8.66 —%[4]	–8.66 —%[4]
5 Years	0.99[4] 0.32[5]		0.67[4] —	1.25[4] —	0.25[4] 0.25[5]		1.33[4] —	— —
10 Years	2.40[4] 2.06[5]		2.10[4] —	2.69[4] —	— —		— —	— —
Since Inception	3.48[4] 3.34[5]		2.98[4] —	3.75[4] —	0.98[4] 0.98[5]		2.98[4] —	1.22[4] —

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class L, Class I, Class C, Class R6 and Class IR shares will vary due to differences in sales charges and expenses. See the Fund's current prospectus for complete details on fees and sales charges. Fund returns are calculated based on the net asset value as of the last business day of the period.

*  The maximum front-end sales charge for Class A is 3.25%.

**  Class L has no sales charge. Class L shares are closed to new investments.

***  Class I has no sales charge.

†  The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

††  Class R6 has no sales charge. Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

†††  Class IR has no sales charge.

(1)  The Bloomberg Global Aggregate (Hedged USD) Index provides a broad-based measure of the global investment grade fixed-rate debt markets. Currency exposure is hedged to the U.S. dollar. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Global Fixed Income Opportunities Blend Index is a performance linked benchmark of the old benchmark represented by the Bloomberg Global Aggregate Index (unhedged USD) (a benchmark that provides a broad-based measure of the global investment grade fixed-rate debt markets with returns in unhedged USD) from the Fund's inception to December 31, 2016 to the new benchmark represented by the Bloomberg Global Aggregate (Hedged USD) Index for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Global Income Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Income Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper Global Income Funds classification as of the date of this report.

(4)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(5)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

‡  Ending value assuming a complete redemption on October 31, 2022.

Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 05/01/22 – 10/31/22.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example (unaudited) continued

	Beginning Account Value	Ending Account Value	Expenses Paid During Period(1)
	05/01/22	10/31/22	05/01/22 – 10/31/22
Class A
Actual (–4.45% return)	$1,000.00	$955.50	$4.09
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.02	$4.23
Class L
Actual (–4.79% return)	$1,000.00	$952.10	$5.56
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.51	$5.75
Class I
Actual (–4.46% return)	$1,000.00	$955.40	$2.81
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.33	$2.91
Class C
Actual (–4.83% return)	$1,000.00	$951.70	$7.77
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.24	$8.03
Class R6*
Actual (–4.42% return)	$1,000.00	$955.80	$2.42
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.74	$2.50
Class IR
Actual (–4.42% return)	$1,000.00	$955.80	$2.42
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.74	$2.50

  (1)  Expenses are equal to the Fund's annualized expense ratios of 0.83%, 1.13%, 0.57%, 1.58%, 0.49% and 0.49% for Class A, Class L, Class I, Class C, Class R6 and Class IR shares, respectively, multiplied by the average account value over the period and multiplied by 184/365 (to reflect the one-half year period). If the Fund had borne all of its expenses, the annualized expense ratios would have been 0.84%, 1.14%, 0.58%, 1.59%, 0.50% and 19.90% for Class A, Class L, Class I, Class C, Class R6 and Class IR shares, respectively.

  *  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ◼  October 31, 2022

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		Corporate Bonds (42.2%)
		Australia (2.5%)
		Basic Materials
	$1,550	Glencore Funding LLC (a)	3.875%		10/27/27	$1,400,724
	1,600	Glencore Funding LLC, Series GLEN	0.00	(b)	03/27/25	1,736,440
	2,150	Newcastle Coal Infrastructure Group Pty Ltd. (a)	4.40		09/29/27	1,819,931
	1,925	Newcastle Coal Infrastructure Group Pty Ltd. (a)	4.70		05/12/31	1,418,007
						6,375,102
		Energy
	2,098	Santos Finance Ltd.	4.125		09/14/27	1,857,593
		Finance
	2,000	Australia & New Zealand Banking Group Ltd. (a)	2.57		11/25/35	1,394,877
EUR	2,300	Commonwealth Bank of Australia	1.936		10/03/29	2,136,339
	$2,075	Westpac Banking Corp.	2.668		11/15/35	1,472,015
						5,003,231
		Industrials
EUR	1,000	Aurizon Network Pty Ltd.	3.125		06/01/26	944,366
		Utilities
	800	APA Infrastructure Ltd.	2.00		03/22/27	711,240
	$2,275	APA Infrastructure Ltd. (a)	4.20		03/23/25	2,170,643
						2,881,883
		Total Australia				17,062,175
		Belgium (0.2%)
		Consumer, Non-Cyclical
EUR	1,750	Anheuser-Busch InBev SA	3.70		04/02/40	1,597,218
		Brazil (0.2%)
		Basic Materials
	$1,160	Braskem Netherlands Finance BV (a)	4.50		01/31/30	943,162
		Communications
	1,030	MercadoLibre, Inc. (c)	3.125		01/14/31	746,961
		Total Brazil				1,690,123
		Burkina Faso (0.2%)
		Basic Materials
	1,930	IAMGOLD Corp. (a)	5.75		10/15/28	1,295,947

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ◼  October 31, 2022 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		Canada (1.8%)
		Basic Materials
	$2,570	Hudbay Minerals, Inc. (a)	4.50%		04/01/26	$2,261,009
	1,960	NOVA Chemicals Corp. (a)	4.875		06/01/24	1,910,520
						4,171,529
		Communications
	1,729	Shopify, Inc. (c)	0.125		11/01/25	1,461,005
		Consumer, Cyclical
	1,420	Air Canada (a)	3.875		08/15/26	1,258,539
		Consumer, Non-Cyclical
	1,370	Garda World Security Corp. (a)	6.00		06/01/29	1,069,710
	1,980	Garda World Security Corp. (a)	9.50		11/01/27	1,791,534
	1,500	Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. (a)(c)	7.00		12/31/27	1,262,212
						4,123,456
		Industrials
	1,500	Titan Acquisition Ltd./Titan Co-Borrower LLC (a)	7.75		04/15/26	1,229,782
		Total Canada				12,244,311
		Cayman Islands (0.2%)
		Finance
	1,125	Banco del Pacifico SA	8.75	(d)	12/20/24	1,102,500
		Chile (0.1%)
		Communications
	1,000	Liberty Latin America Ltd.	2.00		07/15/24	890,625
		China (0.7%)
		Basic Materials
	1,080	CNAC HK Finbridge Co. Ltd.	3.875		06/19/29	869,655
		Communications
	1,463	Baidu, Inc.	1.72		04/09/26	1,273,557
EUR	1,600	Prosus NV	2.031		08/03/32	995,134
	$1,600	Tencent Holdings Ltd. (a)	3.595		01/19/28	1,362,079
						3,630,770
		Finance
	1,720	Country Garden Holdings Co., Ltd.	7.25		04/08/26	169,050
		Total China				4,669,475

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ◼  October 31, 2022 continued

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
		Colombia (0.1%)
		Finance
	$920	Grupo Aval Ltd. (a)	4.375%	02/04/30	$640,246
		Denmark (0.3%)
		Finance
EUR	2,200	Danske Bank AS	1.375	02/12/30	1,955,951
		Finland (0.1%)
		Finance
	$725	Nordea Bank Abp (a)	5.375	09/22/27	699,181
		France (3.0%)
		Communications
EUR	2,450	Orange SA	5.00	(e)	2,422,890
		Consumer, Cyclical
	2,800	Renault SA	1.125	10/04/27	2,202,594
		Energy
	2,300	TotalEnergies SE	2.708	(e)	2,260,382
	$1,400	TotalEnergies SE, Series FP	0.50	12/02/22	1,391,663
					3,652,045
		Finance
EUR	2,500	AXA SA	3.25	05/28/49	2,149,228
	$2,400	BNP Paribas SA (a)	2.819	11/19/25	2,229,995
EUR	2,400	BNP Paribas SA	2.875	10/01/26	2,248,641
	$1,875	BPCE SA (a)	5.15	07/21/24	1,808,703
EUR	2,000	Credit Agricole Assurances SA	4.50	(e)	1,909,971
	2,000	Credit Agricole SA	2.625	03/17/27	1,837,182
					12,183,720
		Total France			20,461,249
		Germany (1.5%)
		Consumer, Cyclical
	1,500	Volkswagen International Finance NV	4.625	(e)	1,411,116
		Consumer, Non-Cyclical
	1,000	Techem Verwaltungsgesellschaft 675 mbH	2.00	07/15/25	915,750
	825	Techem Verwaltungsgesellschaft 675 mbH (a)	2.00	07/15/25	755,493
					1,671,243

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ◼  October 31, 2022 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		Energy
EUR	2,400	Wintershall Dea Finance BV	1.332%		09/25/28	$1,951,797
		Finance
	$2,500	Deutsche Bank AG, Series E	0.962		11/08/23	2,378,287
EUR	1,900	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	3.25		05/26/49	1,651,154
	1,800	Vonovia SE	0.625		12/14/29	1,274,405
						5,303,846
		Total Germany				10,338,002
		India (0.9%)
		Communications
	$1,990	Bharti Airtel Ltd.	4.375		06/10/25	1,891,630
		Energy
	1,400	ONGC Videsh Vankorneft Pte Ltd.	3.75		07/27/26	1,288,330
		Industrials
	2,650	Fly Leasing Ltd. (a)	7.00		10/15/24	2,094,866
	1,500	Indian Railway Finance Corp. Ltd. (a)	3.57		01/21/32	1,173,967
						3,268,833
		Total India				6,448,793
		Ireland (0.9%)
		Finance
	2,125	AerCap Ireland Capital DAC/AerCap Global Aviation Trust	2.45		10/29/26	1,796,208
	1,775	Avolon Holdings Funding Ltd. (a)	2.875		02/15/25	1,590,551
EUR	1,915	Luminis Finance PLC	4.00	(d)	12/06/24	1,814,433
	$1,300	Park Aerospace Holdings Ltd. (a)	5.50		02/15/24	1,269,470
		Total Ireland				6,470,662
		Italy (0.7%)
		Finance
EUR	3,000	Assicurazioni Generali SpA	5.50		10/27/47	2,918,425
		Utilities
	1,900	Enel SpA	2.50		(e)	1,793,401
		Total Italy				4,711,826

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ◼  October 31, 2022 continued

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
		Luxembourg (0.3%)
		Finance
EUR	1,000	Blackstone Property Partners Europe Holdings Sarl	1.25%	04/26/27	$777,335
	1,500	Blackstone Property Partners Europe Holdings Sarl	2.20	07/24/25	1,317,035
		Total Luxembourg			2,094,370
		Mexico (0.1%)
		Finance
	$1,600	Banco Actinver SA/Grupo GICSA SAB de CV (a)	4.80	12/18/34	936,000
		Netherlands (1.4%)
		Communications
EUR	2,000	UPC Holding BV	3.875	06/15/29	1,603,947
		Consumer, Non-Cyclical
	500	Q-Park Holding I BV	1.50	03/01/25	430,772
	1,000	Q-Park Holding I BV (a)	1.50	03/01/25	861,544
					1,292,316
		Finance
	3,000	ASR Nederland NV	5.00	(e)	2,906,377
	2,000	ING Groep NV	1.00	11/13/30	1,720,825
	2,300	NN Group NV	4.50	(e)	2,164,542
					6,791,744
		Total Netherlands			9,688,007
		Panama (0.1%)
		Utilities
	$1,000	AES Panama Generation Holdings SRL	4.375	05/31/30	789,456
		Poland (0.2%)
		Industrials
	2,080	Canpack SA/Canpack US LLC (a)	3.875	11/15/29	1,655,950
		Portugal (0.2%)
		Utilities
EUR	1,800	EDP - Energias de Portugal SA	1.70	07/20/80	1,563,242
		Spain (2.0%)
		Consumer, Non-Cyclical
	1,175	Grifols SA	2.25	11/15/27	962,366
	425	Grifols SA (a)	2.25	11/15/27	348,089
					1,310,455

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ◼  October 31, 2022 continued

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
		Energy
EUR	2,050	Repsol International Finance BV	2.50%	(e)	$1,688,835
		Finance
	2,500	Banco Santander SA	3.125	01/19/27	2,325,796
	$3,000	Banco Santander SA	5.179	11/19/25	2,850,765
EUR	2,700	CaixaBank SA	2.25	04/17/30	2,402,819
	2,000	Inmobiliaria Colonial Socimi SA	1.35	10/14/28	1,609,683
					9,189,063
		Utilities
	1,700	Iberdrola International BV, Series NC6	1.45	(e)	1,388,120
		Total Spain			13,576,473
		Sweden (0.5%)
		Finance
	2,100	Akelius Residential Property Financing BV	1.125	01/11/29	1,515,524
	1,750	Intrum AB	3.125	07/15/24	1,633,469
		Total Sweden			3,148,993
		Switzerland (0.8%)
		Basic Materials
	$1,000	Syngenta Finance NV (a)	4.441	04/24/23	991,896
		Finance
	2,400	Credit Suisse Group AG (a)	2.593	09/11/25	2,132,341
	1,150	Credit Suisse Group AG (a)	6.537	08/12/33	1,002,480
	1,375	UBS AG	5.125	05/15/24	1,330,592
					4,465,413
		Total Switzerland			5,457,309
		Turkey (0.3%)
		Basic Materials
	2,670	Eldorado Gold Corp. (a)(c)	6.25	09/01/29	2,164,062
		United Arab Emirates (0.3%)
		Energy
	2,400	Galaxy Pipeline Assets Bidco Ltd. (a)	2.625	03/31/36	1,830,844
		United Kingdom (2.5%)
		Communications
EUR	2,100	Virgin Media Finance PLC	3.75	07/15/30	1,652,332

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ◼  October 31, 2022 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		Consumer, Non-Cyclical
	$1,125	BAT Capital Corp.	4.906%		04/02/30	$983,355
	2,350	Imperial Brands Finance PLC (a)	3.125		07/26/24	2,227,175
						3,210,530
		Energy
	1,075	BP Capital Markets PLC	4.375		(e)	1,011,844
	2,300	BP Capital Markets PLC	4.875		(e)	1,948,387
						2,960,231
		Finance
EUR	1,700	Aviva PLC	3.875		07/03/44	1,641,590
	$1,600	Barclays PLC	3.932		05/07/25	1,524,284
	2,600	HSBC Holdings PLC	2.633		11/07/25	2,377,319
	1,000	HSBC Holdings PLC	4.375		11/23/26	908,928
EUR	900	Lloyds Banking Group PLC	4.947		(e)	828,055
	$1,475	Standard Chartered PLC (a)	2.678		06/29/32	1,033,555
						8,313,731
		Utilities
GBP	850	NGG Finance PLC	5.625		06/18/73	890,451
		Total United Kingdom				17,027,275
		United States (20.1%)
		Basic Materials
	$3,925	Celanese U.S. Holdings LLC	6.165		07/15/27	3,706,029
	1,475	GPD Cos, Inc. (a)	10.125		04/01/26	1,321,038
	1,475	Rain CII Carbon LLC/CII Carbon Corp. (a)	7.25		04/01/25	1,266,722
						6,293,789
		Communications
	1,306	Arches Buyer, Inc. (a)	4.25		06/01/28	1,074,420
	2,500	Charter Communications Operating LLC/Charter Communications Operating Capital	2.80		04/01/31	1,898,198
	2,650	Charter Communications Operating LLC/Charter Communications Operating Capital	4.908		07/23/25	2,574,329
	2,175	Level 3 Financing, Inc. (a)	3.40		03/01/27	1,876,590
EUR	390	Netflix, Inc.	3.625		05/15/27	376,105
	$2,188	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/ Sprint Spectrum Co. III LLC (a)	4.738		03/20/25	2,157,295
	1,485	Uber Technologies, Inc. (c)	0.00	(b)	12/15/25	1,233,904

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ◼  October 31, 2022 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$1,650	Univision Communications, Inc. (a)	4.50%		05/01/29	$1,392,930
1,610	Wayfair, Inc.	0.625		10/01/25	1,062,600
					13,646,371
	Consumer, Cyclical
2,720	American Airlines, Inc./AAdvantage Loyalty IP Ltd. (a)	5.75		04/20/29	2,480,055
1,632	American Axle & Manufacturing, Inc. (c)	6.50		04/01/27	1,503,806
1,425	American Greetings Corp. (a)	8.75		04/15/25	1,365,029
1,675	Aramark Services, Inc. (a)	5.00		02/01/28	1,528,773
600	Cooper-Standard Automotive, Inc. (a)	13.00		06/01/24	615,313
2,260	Ferrellgas LP/Ferrellgas Finance Corp. (a)	5.375		04/01/26	2,056,238
1,840	Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc. (a)	6.75		01/15/30	1,448,384
2,500	Ford Motor Credit Co. LLC	4.125		08/17/27	2,225,475
1,225	General Motors Financial Co., Inc.	3.80		04/07/25	1,158,498
2,100	General Motors Financial Co., Inc.	4.30		07/13/25	1,997,527
3,000	Hyundai Capital America (a)	1.80		01/10/28	2,357,630
2,075	Hyundai Capital America (a)(c)	3.00		02/10/27	1,804,873
3,500	Las Vegas Sands Corp.	3.20		08/08/24	3,334,145
1,530	Lions Gate Capital Holdings LLC (a)	5.50		04/15/29	1,165,057
2,150	Macy's Retail Holdings LLC (a)	5.875		03/15/30	1,809,064
2,170	Peloton Interactive, Inc.	0.00	(b)	02/15/26	1,562,493
1,000	Premier Entertainment Sub LLC/Premier Entertainment Finance Corp. (a)	5.625		09/01/29	742,785
2,400	Resorts World Las Vegas LLC/RWLV Capital, Inc. (a)	4.625		04/16/29	1,720,433
1,160	Scientific Games Holdings LP/Scientific Games US FinCo Inc (a)	6.625		03/01/30	999,949
1,570	Tempur Sealy International, Inc. (a)	3.875		10/15/31	1,182,100
1,350	TPro Acquisition Corp. (a)	11.00		10/15/24	1,328,702
1,550	Victoria's Secret & Co. (a)(c)	4.625		07/15/29	1,236,792
1,375	Warnermedia Holdings, Inc. (a)	4.279		03/15/32	1,112,131
					36,735,252
	Consumer, Non-Cyclical
220	Allied Universal Holdco LLC/Allied Universal Finance Corp. (a)(c)	6.00		06/01/29	153,284
1,900	Bellring Brands, Inc. (a)	7.00		03/15/30	1,798,416
1,970	BioMarin Pharmaceutical, Inc.	0.599		08/01/24	1,974,925
1,505	Coty, Inc. (a)(c)	6.50		04/15/26	1,435,213
1,450	Dexcom, Inc. (c)	0.25		11/15/25	1,601,525
1,050	Intercept Pharmaceuticals, Inc.	3.25		07/01/23	1,023,775

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ◼  October 31, 2022 continued

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
	$1,725	JBS USA Food Co. (a)	2.50%	01/15/27	$1,472,426
	1,290	Medline Borrower LP (a)(c)	5.25	10/01/29	1,006,858
	1,400	Royalty Pharma PLC	1.20	09/02/25	1,235,692
	1,500	Sotheby's (a)	7.375	10/15/27	1,454,055
	1,100	Tenet Healthcare Corp. (a)	6.125	10/01/28	953,838
EUR	2,150	Upjohn Finance BV	1.362	06/23/27	1,802,979
					15,912,986
		Energy
	$2,100	Colgate Energy Partners III LLC (a)	5.875	07/01/29	1,963,017
	1,125	Energy Transfer LP	4.95	06/15/28	1,048,922
	1,250	Energy Transfer LP	5.50	06/01/27	1,217,437
	170	EQM Midstream Partners LP (a)	7.50	06/01/27	168,075
	645	Global Partners LP/GLP Finance Corp.	6.875	01/15/29	584,431
	2,020	Global Partners LP/GLP Finance Corp.	7.00	08/01/27	1,923,085
	1,625	Holly Energy Partners LP/Holly Energy Finance Corp. (a)	6.375	04/15/27	1,571,619
	1,965	Matador Resources Co.	5.875	09/15/26	1,935,525
	1,750	Occidental Petroleum Corp. (c)	3.50	08/15/29	1,590,689
	1,700	ONEOK, Inc.	3.10	03/15/30	1,376,052
	1,725	ONEOK, Inc.	5.85	01/15/26	1,716,614
	750	Sabine Pass Liquefaction LLC	4.50	05/15/30	684,771
	2,275	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. (a)	6.00	12/31/30	2,065,154
					17,845,391
		Finance
	1,375	Acrisure LLC/Acrisure Finance, Inc. (a)(c)	10.125	08/01/26	1,364,884
	1,375	Advisor Group Holdings, Inc. (a)	10.75	08/01/27	1,357,313
	750	Air Lease Corp.	0.80	08/18/24	683,324
	3,300	Bank of America Corp.,	4.25	10/22/26	3,119,890
	1,400	Citigroup, Inc.	2.52	11/03/32	1,049,063
	1,100	Coinbase Global, Inc. (a)	3.375	10/01/28	721,477
	2,000	Corebridge Financial, Inc. (a)	3.65	04/05/27	1,812,731
	1,000	Enova International, Inc. (a)(c)	8.50	09/01/24	939,517
	1,180	Global Atlantic Fin Co. (a)	4.70	10/15/51	872,510
	3,425	GLP Capital LP/GLP Financing II, Inc.	4.00	01/15/30	2,832,098
EUR	1,600	Goldman Sachs Group, Inc.	2.00	11/01/28	1,391,315
	$1,425	Howard Hughes Corp. (a)	4.375	02/01/31	1,074,514
	1,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp.	5.25	05/15/27	923,220
	2,060	Jane Street Group/JSG Finance, Inc. (a)	4.50	11/15/29	1,825,459

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ◼  October 31, 2022 continued

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
	$1,610	Jefferies Finance LLC/JFIN Co.-Issuer Corp. (a)	5.00%	08/15/28	$1,267,368
	1,525	Provident Funding Associates LP/PFG Finance Corp. (a)	6.375	06/15/25	1,328,725
	1,975	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc. (a)	3.875	03/01/31	1,473,646
	1,060	SVB Financial Group	4.10	(e)	656,919
	1,000	Synchrony Bank	5.625	08/23/27	943,418
					25,637,391
		Industrials
	1,825	Boeing Co.	2.196	02/04/26	1,614,071
	850	Boeing Co.	5.15	05/01/30	786,203
	1,425	LABL, Inc. (a)	10.50	07/15/27	1,285,892
	1,300	LABL, Inc. (a)	8.25	11/01/29	1,037,900
	2,615	Mauser Packaging Solutions Holding Co. (a)(c)	7.25	04/15/25	2,357,625
	1,395	Trident TPI Holdings, Inc. (a)	6.625	11/01/25	1,208,277
	1,415	Triumph Group, Inc. (a)	6.25	09/15/24	1,310,276
	1,900	Vontier Corp.	1.80	04/01/26	1,577,000
					11,177,244
		Technology
	1,300	Broadcom, Inc.	4.30	11/15/32	1,095,063
	1,262	Castle US Holding Corp. (a)	9.50	02/15/28	577,958
	2,150	Dell International LLC/EMC Corp.	4.90	10/01/26	2,065,479
EUR	1,600	Fidelity National Information Services, Inc.	1.50	05/21/27	1,422,926
	$1,875	Ziff Davis, Inc. (a)	4.625	10/15/30	1,587,384
					6,748,810
		Utilities
	1,240	NRG Energy, Inc. (a)	3.875	02/15/32	980,282
	2,000	Southern Co. (f)	4.475	08/01/24	1,967,544
	2,000	Vistra Operations Co. LLC (a)	4.875	05/13/24	1,949,020
					4,896,846
		Total United States			138,894,080
		Total Corporate Bonds (Cost $347,689,865)			291,104,345
		Sovereign (9.9%)
		Australia (1.2%)
AUD	16,200	Australia Government Bond	1.25	05/21/32	8,306,011

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ◼  October 31, 2022 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		China (1.2%)
CNY	58,000	China Government Bond	2.69%		08/15/32	$7,965,762
		Dominican Republic (0.3%)
	$1,000	Dominican Republic International Bond (a)	4.875		09/23/32	774,255
	1,100	Dominican Republic International Bond (a)	5.50		02/22/29	964,573
	920	Dominican Republic International Bond (a)	5.875		01/30/60	608,818
		Total Dominican Republic				2,347,646
		Ecuador (0.2%)
	3,000	Ecuador Government International Bond (a)	2.50	(f)	07/31/35	1,111,486
		Egypt (0.2%)
EUR	1,900	Egypt Government International Bond (a)	6.375		04/11/31	1,139,904
	$970	Egypt Government International Bond (a)	7.50		02/16/61	544,170
		Total Egypt				1,684,074
		Germany (1.9%)
EUR	6,200	Bundesrepublik Deutschland Bundesanleihe	0.00		08/15/31	5,113,013
	4,400	Bundesrepublik Deutschland Bundesanleihe	1.00		08/15/25	4,241,635
	4,100	Kreditanstalt fuer Wiederaufbau	1.375		06/07/32	3,557,712
		Total Germany				12,912,360
		Indonesia (0.2%)
	$1,700	Perusahaan Listrik Negara PT (a)	6.25		01/25/49	1,359,431
		Ivory Coast (0.2%)
EUR	1,900	Ivory Coast Government International Bond (a)	4.875		01/30/32	1,324,155
		Mexico (1.0%)
MXN	70,000	Mexican Bonos, Series M	7.75		05/29/31	3,113,410
EUR	1,100	Petroleos Mexicanos	2.75		04/21/27	809,338
	$1,790	Petroleos Mexicanos	5.95		01/28/31	1,293,229
	1,900	Petroleos Mexicanos	6.70		02/16/32	1,440,029
		Total Mexico				6,656,006
		Nigeria (0.2%)
	1,100	Africa Finance Corp. (a)	4.375		04/17/26	978,274
	470	Nigeria Government International Bond (a)	9.248		01/21/49	306,395
	410	Republic of Nigeria (a)	8.375		03/24/29	297,820
		Total Nigeria				1,582,489

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ◼  October 31, 2022 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		Romania (0.2%)
EUR	2,330	Romanian Government International Bond (a)	3.75%		02/07/34	$1,639,937
		Senegal (0.1%)
	$1,303	Senegal Government International Bond	6.25		05/23/33	981,917
		South Africa (1.3%)
	900	Eskom Holdings SOC Ltd.	7.125		02/11/25	844,470
ZAR	65,000	Republic of South Africa Government Bond	8.25		03/31/32	2,916,353
	127,000	Republic of South Africa Government Bond	9.00		01/31/40	5,446,783
		Total South Africa				9,207,606
		United Kingdom (1.7%)
GBP	6,250	United Kingdom Gilt	0.50		01/31/29	5,908,239
	5,125	United Kingdom Inflation-Linked Gilt	0.125		03/22/44	5,654,611
		Total United Kingdom				11,562,850
		Total Sovereign (Cost $78,693,544)				68,641,730
		Agency Fixed Rate Mortgages (2.0%)
	$1	Federal Home Loan Mortgage Corporation, Gold Pool:	6.50		10/01/32	641
		Federal National Mortgage Association Conventional Pools:
	17		6.50		05/01/28 - 01/01/32	17,668
	3		7.00		11/01/32	2,661
		December TBA:
	7,000	(g)	6.00		12/01/52	7,011,240
		November TBA:
	7,000	(g)	5.50		11/01/52	6,903,362
		Government National Mortgage Association, Various Pools:
	2		7.50		07/20/25	2,424
	7		8.00		03/15/23 - 05/15/30	8,012
		Total Agency Fixed Rate Mortgages (Cost $13,914,177)				13,946,008
		Asset-Backed Securities (12.0%)
	774	ABFC Trust, 1 Month USD LIBOR + 1.05%	4.636	(d)	08/25/33	744,734
	2,649	AMSR Trust (a)	3.867		01/19/39	2,273,183

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ◼  October 31, 2022 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$500	Apidos XXXV, 3 Month USD LIBOR + 5.75% (a)	9.993	(d)%	04/20/34	$432,736
44	Asset-Backed Securities Corp. Home Equity Loan Trust, 1 Month USD LIBOR + 0.38%	3.369	(d)	03/25/36	42,355
1,580	Bayview Financial Revolving Asset Trust, 1 Month USD LIBOR + 1.00% (a)	4.632	(d)	02/28/40	1,473,281
126	Bear Stearns Asset-Backed Securities Trust	3.49	(d)	07/25/36	123,567
2,322	Blackbird Capital Aircraft Lease Securitization Ltd. (a)	4.213		12/16/41	1,958,093
505	Business Loan Express Business Loan Trust, 1 Month USD LIBOR + 0.40% (a)	3.889	(d)	10/20/40	466,504
1,146	Cascade MH Asset Trust (a)	4.00	(d)	11/25/44	1,070,198
	CBAM 2021-14 Ltd.
500	3 Month USD LIBOR + 3.10% (a)	7.343	(d)	04/20/34	411,323
250	3 Month USD LIBOR + 6.50% (a)	10.743	(d)	04/20/34	198,125
697	Chase Funding Loan Acquisition Trust	5.50		08/25/34	624,757
57	CIM Small Business Loan Trust, 1 Month USD LIBOR + 1.40% (a)	4.889	(d)	03/20/43	56,297
551	Citigroup Mortgage Loan Trust, 1 Month USD LIBOR + 3.00% (a)	6.586	(d)	07/25/44	582,061
	Conn's Receivables Funding LLC
2,000	(a)	4.59		05/15/26	1,894,941
2,000	(a)	9.52		12/15/26	1,982,665
1,500	CWABS Asset-Backed Certificates Trust, 1 Month USD LIBOR + 1.58%	3.734	(d)	03/25/35	1,287,060
689	Diamond Resorts Owner Trust (a)	4.02		02/20/32	666,111
1,953	ECAF I Ltd. (Cayman Islands) (a)	4.947		06/15/40	1,230,232
14	EMC Mortgage Loan Trust, 1 Month USD LIBOR + 1.50% (a)	5.086	(d)	11/25/30	13,789
	Finance of America HECM Buyout
2,500	(a)	6.00	(d)	05/25/29	2,100,441
1,790	(a)	6.00	(d)	07/25/29	1,179,748
5,000	(a)	7.87	(d)	02/25/32	4,560,815
4,000	FMC GMSR Issuer Trust (a)	7.17		04/25/27	3,454,994
1,297	GAIA Aviation Ltd. (Cayman Islands) (a)	7.00		12/15/44	729,125
	GSAA Home Equity Trust
72	1 Month USD LIBOR + 1.88%	5.461	(d)	12/25/34	70,690
350		6.502		11/25/36	136,174
258	JOL Air Ltd. (Cayman Islands) (a)	4.948		04/15/44	179,028
500	KKR CLO 16 Ltd., 3 Month USD LIBOR + 7.11% (a)	11.353	(d)	10/20/34	417,149
1,376	LoanMe Trust (a)	5.00		09/15/34	1,225,165

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ◼  October 31, 2022 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
	$1,099	METAL LLC (a)	4.581%		10/15/42	$552,348
	3,884	MFA 2021-NPL1 LLC (a)	2.363		03/25/60	3,706,498
		New Residential Mortgage LLC,
	3,378	(a)	5.437		06/25/25	3,185,726
	1,144	(a)	5.437		07/25/25	1,079,180
GBP	2,000	Newday Funding PLC	4.086	(d)	03/15/29	2,229,837
		Newtek Small Business Loan Trust
	$449	Daily U.S. Prime Rate - 0.55% (a)	5.70	(d)	02/25/44	441,032
	1,155	Daily U.S. Prime Rate + 0.10% (a)	6.35	(d)	12/25/48	1,128,320
	1,616	NRZ Advance Receivables Trust (a)	5.663		09/15/53	1,531,822
		NRZ Excess Spread-Collateralized Notes, Class A
	1,173	(a)	2.981		03/25/26	1,034,431
	2,581	(a)	3.104		07/25/26	2,251,737
	2,828	Oakwood Mortgage Investors, Inc.	7.405	(d)	06/15/31	428,321
	3,000	PMT FMSR Issuer Trust, 1 Month USD LIBOR + 3.00% (a)	6.586	(d)	03/25/26	2,834,796
	4,500	PNMAC GMSR Issuer Trust, 1 Month USD LIBOR + 2.35% (a)	5.936	(d)	04/25/23	4,301,968
		Progress Residential 2020-SFR1 Trust
	2,975	(a)	3.032		04/17/37	2,684,563
	2,447	(a)	3.431		04/17/37	2,206,420
	2,854	Raptor Aircraft Finance I LLC (a)	4.213		08/23/44	2,057,906
	404	ReadyCap Lending Small Business Loan Trust, Daily U.S. Prime Rate - 0.50% (a)	5.75	(d)	12/27/44	384,488
	250	Regatta XVIII Funding Ltd., 3 Month USD LIBOR + 5.95% (a)	10.029	(d)	01/15/34	210,087
	2,376	Shenton Aircraft Investment I Ltd. (Cayman Islands) (a)	4.75		10/15/42	1,846,190
	1,039	START Ireland (Bermuda) (a)	4.089		03/15/44	922,080
	1,765	Start Ltd. (a)	4.089		05/15/43	1,410,927
	1,000	TICP VI Ltd., 3 Month USD LIBOR + 6.25% (a)	10.329	(d)	01/15/34	879,253
		Tricon American Homes Trust
	1,480	(a)	3.745		03/17/38	1,309,694
	4,000	(a)	4.882		07/17/38	3,524,141
	1,225	Trimaran Cavu 2021-1 Ltd., 3 Month USD LIBOR + 3.45% (Cayman Islands) (a)	7.775	(d)	04/23/32	1,069,928
		Trinitas VI Ltd.
	1,000	3 Month USD LIBOR + 3.75% (a)	8.108	(d)	01/25/34	843,910
	1,000	3 Month USD LIBOR + 6.82% (a)	11.174	(d)	01/25/34	832,839
	1,700	USASF Receivables 2020-1 LLC (a)	9.35		03/15/27	1,671,227

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ◼  October 31, 2022 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$2,452	VCAT LLC (a)	1.743%		05/25/51	$2,267,681
1,000	Vibrant XII Ltd., 3 Month USD LIBOR + 7.11% (a)	11.353	(d)	01/20/34	870,838
1,500	Wellfleet CLO 2022-1 Ltd., 3 Month Term SOFR + 4.14% (a)	8.004	(d)	04/15/34	1,352,700
	Total Asset-Backed Securities (Cost $93,739,577)				82,636,229
	Collateralized Mortgage Obligations - Agency Collateral Series (0.0%)
	Federal National Mortgage Association,
	IO REMIC
511		0.404	(d)	10/25/39	21,560
252		0.628	(d)	03/25/44	6,009
89	6.55% - 1 Month USD LIBOR	2.964	(h)	08/25/41	2,598
650	Government National Mortgage Association, IO, 6.25% - 1 Month USD LIBOR	2.761	(h)	12/20/42	62,536
	Total Collateralized Mortgage Obligations - Agency Collateral Series (Cost $0)				92,703
	Commercial Mortgage-Backed Securities (5.2%)
350	BX Trust, 1 Month USD LIBOR + 1.98% (a)	5.388	(d)	09/15/37	327,504
544	CG-CCRE Commercial Mortgage Trust, 1 Month USD LIBOR + 1.85% (a)	5.266	(d)	11/15/31	513,963
900	Citigroup Commercial Mortgage Trust (a)	3.503	(d)	12/10/41	620,304
	Commercial Mortgage Trust
1,500	(a)	3.40	(d)	08/15/57	1,323,087
300		4.591	(d)	02/10/47	267,559
139	(a)	4.747	(d)	07/15/47	126,448
3,179	IO	0.515	(d)	02/10/47	14,789
3,024	COOF Securitization Trust, IO (a)	2.771	(d)	10/25/40	155,356
4,129	COOF Securitization Trust II, IO (a)	2.24	(d)	08/25/41	185,968
	Credit Suisse Mortgage Trust, Class A
4,500	1 Month USD LIBOR + 3.00% (a)	6.412	(d)	12/15/35	4,484,892
3,000	1 Month Term SOFR + 3.57% (a)	6.95	(d)	05/15/23	2,837,727
2,800	1 Month USD LIBOR + 3.71% (a)	7.127	(d)	08/15/23	2,686,288
3,232	1 Month USD LIBOR + 3.97% (a)	7.382	(d)	04/15/23	3,155,658

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ◼  October 31, 2022 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		Federal Home Loan Mortgage Corporation
	$189	1 Month USD LIBOR + 5.25% (a)	8.393	(d)%	07/25/26	$183,102
		IO
	7,000		2.629	(d)	01/25/49	1,095,040
	6,430		3.068	(d)	11/25/36	1,736,008
	31,675	GS Mortgage Securities Corportation Trust, IO (a)	0.457	(d)	10/10/32	43,236
	2,842	JP Morgan Chase Commercial Mortgage Securities Trust, IO	0.809	(d)	07/15/47	20,064
		JPMBB Commercial Mortgage Securities Trust
	136	(a)	3.983	(d)	09/15/47	117,245
	405	(a)	4.648	(d)	04/15/47	366,760
	2,679	IO	0.944	(d)	08/15/47	29,619
		KGS-Alpha SBA COOF Trust, IO
	582	(a)	3.084	(d)	04/25/40	30,681
	423	(a)	3.201	(d)	07/25/41	44,596
	1,500	MFT Mortgage Trust (a)	3.283	(d)	08/10/40	1,116,219
	1,500	MKT 2020-525M Mortgage Trust (a)	2.941	(d)	02/12/40	951,856
	196	Multifamily Connecticut Avenue Securities Trust, 1 Month USD LIBOR + 1.95% (a)	5.536	(d)	03/25/50	194,385
	1,500	Natixis Commercial Mortgage Securities Trust (a)	4.135	(d)	05/15/39	1,095,439
	3,000	SG Commercial Mortgage Securities Trust (a)	3.477	(d)	09/15/39	2,247,426
	1,234	Sutherland Commercial Mortgage Trust (a)	2.23	(d)	12/25/41	1,120,236
	2,500	Taubman Centers Commercial Mortgage Trust, 1 Month Term SOFR + 2.19% (a)	5.562	(d)	05/15/37	2,440,552
EUR	438	Taurus 2018-1 IT SRL, 3 Month EURIBOR + 1.00% (Italy)	1.333	(d)	05/18/30	420,712
	$2,106	Velocity Commercial Capital Trust (a)	6.90		05/25/47	2,069,162
	2,611	VMC Finance 2021-HT1 LLC, 1 Month USD LIBOR + 1.65% (a)	5.093	(d)	01/18/37	2,426,307
	900	Wells Fargo Commercial Mortgage Trust (a)	4.366	(d)	04/15/50	749,477
	541	WFRBS Commercial Mortgage Trust (a)	4.981	(d)	09/15/46	482,878
		Total Commercial Mortgage-Backed Securities (Cost $39,697,743)				35,680,543
		Mortgages - Other (20.0%)
	2,574	510 Asset Backed 2021-NPL1 Trust (a)	2.24		06/25/61	2,372,392
	3,443	510 Asset Backed 2021-NPL2 Trust (a)	2.116		06/25/61	3,036,728
		Alternative Loan Trust
	113		3.115	(d)	10/25/35	106,058

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ◼  October 31, 2022 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
	$89		3.317	(d)%	05/25/36	$73,546
	44		3.376	(d)	08/25/35	38,301
	86	1 Month USD LIBOR + 0.36%	3.946	(d)	05/25/47	77,433
	186	1 Month USD LIBOR + 0.50%	4.086	(d)	10/25/35	131,252
	18		5.50		02/25/36	11,818
	323		6.00		04/25/36	172,951
	147		6.00		07/25/37	96,208
		PAC
	14		5.50		02/25/36	9,083
	44		6.00		04/25/36	25,171
	86	Banc of America Alternative Loan Trust, 1 Month USD LIBOR + 0.65%	4.236	(d)	07/25/46	68,919
		Banc of America Funding Trust
	11		5.25		07/25/37	11,268
	409		5.50		09/25/35	382,554
	58		6.00		07/25/37	45,858
GBP	800	Banna RMBS DAC, 3 Month GBP SONIA LIBOR + 3.50% (United Kingdom)	5.69	(d)	12/30/63	866,114
	$75	BCAP LLC Trust (a)	3.221	(d)	03/26/37	61,328
	48	Bear Stearns Trust	3.26	(d)	05/25/47	39,668
	2,250	Bellemeade Re 2018-3 Ltd., 1 Month USD LIBOR + 2.75% (a)	6.336	(d)	10/25/28	2,221,129
	3,309	Boston Lending Trust (a)	3.25	(d)	05/25/62	2,678,340
	2,725	Brean Asset Backed Securities Trust (a)	1.40	(d)	10/25/63	2,303,603
		Cascade Funding Mortgage Trust
	2,294	(a)	2.00	(d)	09/25/50	1,968,419
	1,012	(a)	2.00	(d)	02/25/52	751,601
	3,200	(a)	2.72	(d)	12/26/30	2,944,058
	548	(a)	2.80	(d)	06/25/69	529,326
	4,000	(a)	2.91	(d)	02/25/31	3,666,219
	3,000	(a)	3.735	(d)	06/25/36	2,687,387
	5,500	(a)	3.75	(d)	04/25/25	4,384,050
	3,499	(a)	4.00	(d)	10/25/68	3,273,786
	2,284	(a)	4.00	(d)	06/25/69	1,813,554
	2,855	(a)	4.00	(d)	06/25/69	2,470,395
	1,100	(a)	4.948	(d)	12/26/30	1,013,477
	4,500	(a)	5.072	(d)	10/27/31	4,031,950
	3,000	(a)	5.683	(d)	02/25/31	2,754,765
	1,310	(a)	6.00	(d)	12/26/30	1,203,478

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ◼  October 31, 2022 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
	$93	Chase Mortgage Finance Trust, 1 Month USD LIBOR + 0.60%	4.186	(d)%	02/25/37	$34,415
	58	ChaseFlex Trust	6.50		02/25/35	50,643
		CHL Mortgage Pass-Through Trust
	263		3.542	(d)	09/25/34	229,302
	106		5.50		05/25/34	101,248
	662		6.00		12/25/36	405,107
	3,881	CIM Trust (a)	2.569		07/25/55	3,643,909
		Citigroup Mortgage Loan Trust
	1,159	(a)	2.50	(d)	05/25/51	897,576
	70		3.849	(d)	11/25/36	59,250
	1,653	Credit Suisse Mortgage Trust	6.50		05/25/36	566,146
		CSFB Mortgage-Backed Pass-Through Certificates
	258		6.50		12/25/33	253,728
	290		7.50		10/25/32	286,754
EUR	913	Dssv Sarl (Spain)	4.378	(d)	10/15/24	872,589
	$4,284	Eagle RE 2019-1 Ltd., 1 Month USD LIBOR + 4.50% (a)	8.086	(d)	04/25/29	4,162,419
EUR	252	EMF-NL Prime, 3 Month EURIBOR + 0.80% (Netherlands)	0.802	(d)	04/17/41	236,703
	808	Eurohome Mortgages PLC 3 Month EURIBOR + 0.21% (Germany)	0.477	(d)	08/02/50	581,785
		FMC GMSR Issuer Trust
	$1,600	(a)	4.44	(d)	10/25/26	1,160,684
	2,000	(a)	4.45	(d)	01/25/26	1,711,772
	4,000	Class A (a)	3.62	(d)	07/25/26	3,157,751
GBP	1,400	Great Hall Mortgages No. 1 PLC, 3 Month GBP SONIA + 3.12% (United Kingdom)	5.256	(d)	06/18/38	1,483,424
		GSR Mortgage Loan Trust
	$323		2.732	(d)	12/25/34	280,152
	89		3.065	(d)	03/25/37	58,176
	11		3.17	(d)	05/25/35	7,964
	1,023		5.50		03/25/35	927,191
	223	HarborView Mortgage Loan Trust	2.919	(d)	05/19/33	196,918
	4,000	Headlands Residential 2021-RPL1 LLC (a)	2.487	(d)	09/25/26	3,779,955
EUR	798	IM Pastor 4 FTA, 3 Month EURIBOR + 0.14% (Spain)	1.24	(d)	03/22/44	652,756
	$20	Impac CMB Trust, 1 Month USD LIBOR + 0.78%	4.366	(d)	10/25/35	20,199

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ◼  October 31, 2022 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
	$124	JP Morgan Alternative Loan Trust	6.00%		12/25/35	$104,973
	3,375	La Hipotecaria Panamanian Mortgage Trust (Panama) (a)	4.35		07/13/52	3,138,739
EUR	968	Lansdowne Mortgage Securities No. 2 PLC, 3 Month EURIBOR + 0.34% (Ireland)	1.353	(d)	09/16/48	830,759
	$3,265	Legacy Mortgage Asset Trust (a)	3.25		02/25/60	3,191,526
		Lehman Mortgage Trust
	78		5.50		02/25/36	48,501
	340		6.50		09/25/37	120,650
		Ludgate Funding PLC
EUR	913	3 Month EURIBOR + 0.42%	1.04	(d)	12/01/60	778,721
	913	3 Month EURIBOR + 0.85%	2.01	(d)	01/01/61	803,790
	521	3 Month EURIBOR + 1.10%	2.26	(d)	01/01/61	449,483
		Mansard Mortgages PLC
GBP	451	3 Month GBP SONIA + 1.22%	3.411	(d)	10/15/48	470,072
	406	3 Month GBP SONIA + 2.12%	4.235	(d)	12/15/49	441,988
	869	3 Month GBP SONIA + 3.12%	5.235	(d)	12/15/49	946,491
		MASTR Alternative Loan Trust
	$683		5.50		02/25/35	619,573
	720		6.00		05/25/33	675,612
	28	MASTR Asset Securitization Trust, 1 Month USD LIBOR + 6.00%	6.00	(d)	06/25/36	19,622
	1,662	Mello Mortgage Capital Acceptance (a)	2.50	(d)	06/25/51	1,288,145
	1,140	Merrill Lynch Mortgage Investors Trust, IO (a)	0.098	(d)	02/25/36	12
GBP	2,000	Mortgage Funding PLC, 3 Month GBP LIBOR + 3.20% (United Kingdom)	5.925	(d)	03/13/46	2,126,409
	$113	MortgageIT Trust, 1 Month USD LIBOR + 0.90%	4.486	(d)	10/25/35	109,883
GBP	735	Newgate Funding PLC, 3 Month GBP LIBOR + 3.00% (United Kingdom)	5.743	(d)	12/15/50	744,974
		Nomura Asset Acceptance Corp. Alternative Loan Trust
	$98	1 Month USD LIBOR + 0.12%	3.706	(d)	10/25/36	84,810
	98		4.517	(d)	06/25/36	90,987
	2,098		5.755	(d)	06/25/36	634,421
	5,072	NYMT Loan Trust (a)	2.944	(d)	10/25/60	4,858,299
	2,801	PMC PLS ESR Issuer LLC (a)	5.114		02/25/27	2,612,595
		PNMAC GMSR Issuer Trust
	3,337	1 Month USD LIBOR + 2.65% (a)	6.236	(d)	08/25/25	3,293,721
	3,000	1 Month USD LIBOR + 2.85% (a)	6.436	(d)	02/25/23	2,990,591

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ◼  October 31, 2022 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		RALI Trust
	$57		6.00%		04/25/36	$45,667
	35		6.00		01/25/37	27,742
	3,626	Rate Mortgage Trust (a)	2.50	(d)	11/25/51	2,789,115
		Reperforming Loan REMIC Trust
	151	(a)	6.50		03/25/35	151,343
	147	(a)	7.50		11/25/34	138,717
	264	RFMSI Series Trust	6.00		07/25/36	214,591
GBP	538	RMAC Securities No. 1 PLC, 3 Month GBP SONIA + 0.59% (United Kingdom)	2.688	(d)	06/12/44	568,619
		RMF Buyout Issuance Trust
	$3,500	(a)	3.63	(d)	10/25/50	3,046,422
	1,200	(a)	3.69	(d)	11/25/31	1,036,927
	4,000	(a)	4.50	(d)	04/25/32	3,247,614
	5,585	(a)	6.00		10/25/50	4,315,812
	2,162	RMF Proprietary Issuance Trust (a)	3.25	(d)	04/26/60	1,965,386
		Seasoned Credit Risk Transfer Trust
	1,271	(a)	3.75	(d)	09/25/55	1,115,353
	2,700	(a)	4.25	(d)	08/25/59	2,246,346
	1,000	(a)	4.50	(d)	02/25/59	853,714
	2,200		4.75	(d)	10/25/58	1,949,961
	230	Sequoia Mortgage Trust, 1 Month USD LIBOR + 0.62%	4.109	(d)	07/20/33	214,612
	3,328	Stanwich Mortgage Loan Co. LLC (a)	2.735		10/16/26	2,904,632
	58	STARM Mortgage Loan Trust	3.666	(d)	10/25/37	48,077
		Structured Adjustable Rate Mortgage Loan Trust
	349		2.564	(d)	11/25/34	302,053
	349		3.784	(d)	02/25/35	323,134
	411	Structured Asset Mortgage Investments II Trust	1.729	(d)	04/19/35	353,989
	1,215	Structured Asset Securities Corp., IO (a)	1.124	(d)	07/25/35	6,150
	2,312	Structured Asset Securities Corp. Reverse Mortgage Loan Trust, 1 Month USD LIBOR + 1.85% (a)	5.436	(d)	05/25/47	2,033,695
EUR	2,480	TDA 27 FTA, 3 Month EURIBOR + 0.19% (Spain)	1.358	(d)	12/28/50	1,938,349
	$275	Wells Fargo Alternative Loan Trust	4.034	(d)	07/25/37	246,623
		Total Mortgages - Other (Cost $153,648,200)				137,700,693

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ◼  October 31, 2022 continued

PRINCIPAL AMOUNT (000)				COUPON RATE		MATURITY DATE	VALUE
			U.S. Treasury Security (0.0%)
	$—	(i)	U.S. Treasury Inflation Indexed Bonds (Cost $4)	0.125%		01/15/32	$3
			Senior Loan Interests (0.9%)
	6,000		Cuenca DPR Term Loan (Cayman Islands)	(j)		12/15/26	5,992,500
	9		Midas Intermediate Holdco II, LLC, 2020 Term Loan B, Daily U.S. Prime Rate + 7.75%	14.00	(d)	06/30/27	7,711
			Senior Loan Interests (Cost $6,006,523)				6,000,211
			Supranational (1.0%)
	1,500		African Export-Import Bank (a)	3.798		05/17/31	1,156,065
			Banque Ouest Africaine de Developpement
EUR	680		(a)	2.75		01/22/33	471,455
	$2,200		(a)	4.70		10/22/31	1,661,902
EUR	4,500		European Union, Series NGEU	1.00		07/06/32	3,723,854
			Total Supranational (Cost $8,641,720)				7,013,276
			Short-Term Investments (7.8%)
			U.S. Treasury Securities (5.1%)
			U.S. Treasury Bills,
	$5,000		(k)	2.787		11/25/22	4,990,876
	750		(k)	2.882		12/01/22	748,232
	14,000		(k)	2.91		12/01/22	13,966,687
	8,000		(k)	2.961		12/01/22	7,980,650
	425		(k)(l)	3.797		03/16/23	418,328
	185		(k)(l)	3.812		03/16/23	182,096
	100		(k)(l)	3.819		03/16/23	98,430
	6,555		(k)(l)	3.843		03/16/23	6,452,097
	50		(k)(l)	3.978		03/16/23	49,215
	100		(k)(l)	4.02		03/16/23	98,430
			Total U.S. Treasury Securities (Cost $34,997,976)				34,985,041

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ◼  October 31, 2022 continued

NUMBER OF SHARES (000)			VALUE
	Investment Company (1.5%)
10,184	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class (See Note 7) (Cost $10,184,124)		$10,184,124
	Securities held as Collateral on Loaned Securities
	Investment Company (1.2%)
8,422	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class (See Note 7) (Cost $8,421,965)		8,421,965
	Total Short-Term Investments (Cost $53,604,065)		53,591,130
	Total Investments (Cost $795,635,418) (m)(n)	101.0%	696,406,871
	Liabilities in Excess of Other Assets	(1.0)	(6,697,328)
	Net Assets	100.0%	$689,709,543

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

  CLO  Collateralized Loan Obligation.

  EURIBOR  Euro Interbank Offered Rate.

  IO  Interest Only.

  LIBOR  London Interbank Offered Rate.

  MTN  Medium Term Note.

  PAC  Planned Amortization Class.

  REMIC  Real Estate Mortgage Investment Conduit.

  SOFR  Secured Overnight Financing Rate.

  SONIA  Sterling Overnight Index Average

  TBA  To Be Announced.

  (a)  144A security - Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (b)  Capital appreciation bond.

  (c)  All or a portion of this security was on loan at October 31, 2022.

  (d)  Floating or variable rate securities: The rates disclosed are as of October 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

  (e)  Perpetual - One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of October 31, 2022.

  (f)  Multi-step - Coupon rate changes in predetermined increments to maturity. Rate disclosed is as of October 31, 2022. Maturity date disclosed is the ultimate maturity date.

  (g)  Security is subject to delayed delivery.

  (h)  Inverse Floating Rate Security - Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at October 31, 2022.

  (i)  Par is less than $500.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ◼  October 31, 2022 continued

  (j)  Unsettled Position. The coupon rate does not take effect until settlement date.

  (k)  Rate shown is the yield to maturity at October 31, 2022.

  (l)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

  (m)  Securities are available for collateral in connection with purchase of open foreign currency exchange contracts, futures contracts and swap agreements

  (n)  At October 31, 2022, the aggregate cost for federal income tax purposes is $806,825,379. The aggregate gross unrealized appreciation is $18,080,883 and the aggregate gross unrealized depreciation is $123,344,450, resulting in net unrealized depreciation of $105,263,567.

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at October 31, 2022:

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Australia and New Zealand Banking Group	AUD	314,296		$203,194	11/10/22	$2,111
Australia and New Zealand Banking Group		$154,468	AUD	241,533	11/10/22	62
Australia and New Zealand Banking Group	EUR	16,772		$16,536	11/21/22	(61)
Australia and New Zealand Banking Group	EUR	693,264		$679,119	11/21/22	(6,916)
Australia and New Zealand Banking Group	EUR	302,000		$295,574	11/21/22	(3,277)
Bank of America NA	AUD	3,821		$2,400	11/10/22	(44)
Bank of America NA		$702,737	GBP	620,077	11/10/22	8,516
Bank of America NA	EUR	500,000		$486,117	11/21/22	(8,669)
Bank of America NA	EUR	898,758		$876,415	11/21/22	(12,971)
Bank of America NA	EUR	419,218		$418,315	11/21/22	3,468
Barclays Bank PLC	ZAR	14,034,216		$821,884	11/10/22	58,324
BNP Paribas SA		$3,858,235	MXN	78,389,000	11/10/22	93,222
BNP Paribas SA		$2,166,321	EUR	2,165,000	11/21/22	(23,896)
BNP Paribas SA	CNH	25,200,000		$3,448,229	11/30/22	7,769
Citibank NA		$1,849,367	BRL	9,606,000	11/10/22	7,098
Citibank NA		$1,825,650	BRL	9,431,000	11/10/22	(3,006)
Citibank NA		$249,646	ZAR	4,437,150	11/10/22	(8,233)
Goldman Sachs International		$565,752	AUD	823,453	11/10/22	(38,914)
Goldman Sachs International		$1,890,264	JPY	267,558,000	11/10/22	(89,326)
Goldman Sachs International		$1,710,839	JPY	246,489,000	11/10/22	(51,717)
HSBC Bank PLC	MXN	9,986,174		$496,010	11/10/22	(7,377)
HSBC Bank PLC		$351,388	ZAR	6,478,882	11/10/22	1,109
JPMorgan Chase Bank NA	AUD	1,183,395		$741,132	11/10/22	(15,993)
JPMorgan Chase Bank NA	BRL	9,455,000		$1,750,686	11/10/22	(76,597)
JPMorgan Chase Bank NA	CNH	53,534,031		$7,906,981	11/10/22	606,677
JPMorgan Chase Bank NA	GBP	3,216,562		$3,605,303	11/10/22	(84,224)
JPMorgan Chase Bank NA		$421,661	AUD	645,372	11/10/22	(8,758)
JPMorgan Chase Bank NA		$1,800,114	BRL	9,492,000	11/10/22	34,319
JPMorgan Chase Bank NA		$904,075	EUR	903,000	11/10/22	(11,196)
JPMorgan Chase Bank NA		$2,571,936	EUR	2,610,889	11/10/22	9,691
JPMorgan Chase Bank NA		$322,249	MXN	6,413,556	11/10/22	1,048
JPMorgan Chase Bank NA	CNH	30,070,000		$4,182,768	11/30/22	77,425

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ◼  October 31, 2022 continued

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Royal Bank of Canada	EUR	118,837,210		$121,884,790	11/10/22	$4,379,442
Royal Bank of Canada		$185,664	MXN	3,780,137	11/10/22	4,887
Standard Chartered Bank		$191,302	ZAR	3,329,358	11/10/22	(10,162)
Standard Chartered Bank	EUR	12,514		$12,562	11/21/22	179
State Street Bank and Trust Co.	MXN	6,338,398		$308,711	11/10/22	(10,797)
UBS AG	AUD	13,039,161		$9,170,611	11/10/22	828,281
UBS AG	EUR	163,877		$162,199	11/10/22	159
UBS AG	GBP	10,251,287		$12,419,824	11/10/22	661,185
UBS AG	GBP	6,886,853		$7,790,622	11/10/22	(108,876)
UBS AG		$1,530,877	EUR	1,516,975	11/10/22	(30,903)
UBS AG		$5,320,535	EUR	5,470,194	11/10/22	88,352
UBS AG		$1,834,948	EUR	1,851,897	11/10/22	(3,807)
UBS AG		$6,238	GBP	5,361	11/10/22	(89)
UBS AG		$498,800	MXN	10,157,931	11/10/22	13,244
UBS AG		$270,746	MXN	5,414,692	11/10/22	2,199
UBS AG		$178,276	ZAR	3,247,733	11/10/22	(1,576)
UBS AG	ZAR	133,259,249		$8,049,049	11/10/22	798,804
UBS AG	ZAR	29,936,243		$1,656,886	11/10/22	28,143
						$7,098,329

Futures Contracts:

The Fund had the following futures contracts open at October 31, 2022:

	NUMBER OF CONTRACTS	EXPIRATION DATE	NOTIONAL AMOUNT (000)		VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Long:
Long Gilt Future (United Kingdom)	11	Dec-22	GBP	1,100	$1,288,349	$(4,475)
U.S. Treasury 10 yr. Ultra Note (United States)	181	Dec-22		$18,100	20,993,172	(351,490)
Short:
Euro BTP Short-Term Index (Germany)	111	Dec-22	EUR	(11,100)	(11,634,328)	133,280
German Euro-BOBL Index (Germany)	5	Dec-22		(500)	(591,319)	(593)
German Euro-BTP Italian Index (Germany)	43	Dec-22		(4,300)	(4,872,022)	(164,337)
German Euro-Bund Index (Germany)	13	Dec-22		(1,300)	(1,778,573)	(38,374)
Ultra U.S. Treasury Bond (United States)	18	Dec-22		$(1,800)	(2,297,812)	(47,475)
U.S. Treasury 2 yr. Note (United States)	426	Dec-22		(85,200)	(87,067,078)	1,729,043
U.S. Treasury 5 yr. Note (United States)	63	Dec-22		(6,300)	(6,715,406)	168,274
U.S. Treasury 10 yr. Note (United States)	94	Dec-22		(9,400)	(10,395,813)	340,574
U.S. Treasury Long Bond (United States)	53	Dec-22		(5,300)	(6,386,500)	82,934
						$1,847,361

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ◼  October 31, 2022 continued

Credit Default Swap Agreement:

The Fund had the following credit default swap agreement open at October 31, 2022:

SWAP COUNTERPARTY AND REFERENCE OBLIGATION	CREDIT RATING OF REFERENCE OBLIGATION† (UNAUDITED)	BUY/SELL PROTECTION	PAY/ RECEIVE FIXED RATE	PAYMENT FREQUENCY	MATURITY DATE	NOTIONAL AMOUNT (000)	VALUE	UPFRONT PAYMENT PAID	UNREALIZED DEPRECIATION
Morgan Stanley & Co. LLC* CDX.NA.HY.39	NR	Buy	5.00%	Quarterly	12/20/27	$82,750	$172,552	$3,779,663	$(3,607,111)

Interest Rate Swap Agreement:

The Fund had the following interest rate swap agreement open at October 31, 2022:

SWAP COUNTERPARTY	FLOATING RATE INDEX	PAY/ RECEIVE FLOATING RATE	FIXED RATE	PAYMENT FREQUENCY PAID/RECEIVED	MATURITY DATE	NOTIONAL AMOUNT (000)		VALUE	UPFRONT PAYMENT PAID	UNREALIZED DEPRECIATION
Morgan Stanley & Quarterly/ Co. LLC*	BRL-CDI	Pay	11.37%	Quarterly	1/2/25	BRL	43,400	$(123,056)	$—	$(123,056)

†  Credit rating as issued by Standard & Poor's.

*  Cleared swap agreement, the broker is Morgan Stanley & Co. LLC.

CDI  Certificado de Depósito Interbancári.

NR  Not rated.

AUD  —  Australian Dollar

BRL  —  Brazilian Real

CNH  —  Chinese Yuan Renminbi Offshore

CNY  —  Chinese Yuan Renminbi

EUR  —  Euro

GBP  —  British Pound

JPY  —  Japanese Yen

MXN  —  Mexican Peso

USD  —  United States Dollar

ZAR  —  South African Rand

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Statements

Statement of Assets and Liabilities October 31, 2022

Assets:
Investments in securities, at value (cost $777,029,329) (Including $15,077,666 for securities loaned)	$677,800,782
Investment in affiliate, at value (cost $18,606,089)	18,606,089
Total investments in securities, at value (cost $795,635,418)	696,406,871
Unrealized appreciation on open foreign currency forward exchange contracts	7,715,714
Cash (including foreign currency valued at $164,989 with a cost of $168,164)	164,989
Receivable for:
Interest	5,127,774
Investments sold	2,844,626
Shares of beneficial interest sold	2,186,273
Due from broker	2,882,427
Variation margin on open futures contracts	1,569,836
Variation margin on open swap agreements	617,897
Dividends from affiliate	49,411
Foreign withholding taxes reclaimed	32,302
Securities lending income	9,914
Prepaid expenses and other assets	102,602
Total Assets	719,710,636
Liabilities:
Collateral on securities loaned, at value	8,421,965
Unrealized depreciation on open foreign currency forward exchange contracts	617,385
Payable for:
Investments purchased	14,876,893
Shares of beneficial interest redeemed	2,233,363
Due to bank	2,881,194
Dividends to shareholders	239,373
Advisory fee	186,546
Transfer and sub transfer agent fees	170,068
Administration fee	47,366
Trustees' fees	38,136
Distribution fee	30,263
Accrued expenses and other payables	258,541
Total Liabilities	30,001,093
Net Assets	$689,709,543
Composition of Net Assets:
Paid-in-Capital	$800,693,316
Total Accumulated Loss	(110,983,773)
Net Assets	$689,709,543

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Statements continued

Statement of Assets and Liabilities October 31, 2022

Class A Shares:
Net Assets	$61,180,828
Shares Outstanding (unlimited shares authorized, $0.01 par value)	12,321,511
Net Asset Value Per Share	$4.97
Maximum Offering Price Per Share, (net asset value plus 3.25% of net asset value)	$5.14
Class L Shares:
Net Assets	$3,151,840
Shares Outstanding (unlimited shares authorized, $0.01 par value)	635,000
Net Asset Value Per Share	$4.96
Class I Shares:
Net Assets	$419,469,815
Shares Outstanding (unlimited shares authorized, $0.01 par value)	83,340,460
Net Asset Value Per Share	$5.03
Class C Shares:
Net Assets	$17,956,707
Shares Outstanding (unlimited shares authorized, $0.01 par value)	3,621,140
Net Asset Value Per Share	$4.96
Class R6 Shares:*
Net Assets	$187,940,244
Shares Outstanding (unlimited shares authorized, $0.01 par value)	37,333,302
Net Asset Value Per Share	$5.03
Class IR Shares:
Net Assets	$10,109
Shares Outstanding (unlimited shares authorized, $0.01 par value)	2,008
Net Asset Value Per Share	$5.03

*  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Statements continued

Statement of Operations For the year ended October 31, 2022

Net Investment Income: Income
Interest (net of $95,504 foreign withholding tax)	$34,233,539
Interest and dividends from affiliates (Note 7)	284,888
Dividends	140,908
Income from securities loaned - net	112,647
Total Income	34,771,982
Expenses
Advisory fee (Note 4)	2,781,473
Administration fee (Note 4)	695,368
Sub transfer agent fees and expenses (Class A shares)	63,786
Sub transfer agent fees and expenses (Class L shares)	2,489
Sub transfer agent fees and expenses (Class I shares)	430,758
Sub transfer agent fees and expenses (Class C shares)	14,432
Distribution fee (Class A shares) (Note 5)	192,986
Distribution fee (Class L shares) (Note 5)	18,468
Distribution fee (Class C shares) (Note 5)	231,399
Professional fees	269,643
Registration fees	143,727
Custodian fees (Note 8)	95,029
Shareholder reports and notices	84,943
Transfer agent fees and expenses (Class A shares) (Note 6)	13,081
Transfer agent fees and expenses (Class L shares) (Note 6)	3,227
Transfer agent fees and expenses (Class I shares) (Note 6)	14,146
Transfer agent fees and expenses (Class C shares) (Note 6)	6,970
Transfer agent fees and expenses (Class R6 shares)* (Note 6)	2,717
Transfer agent fees and expenses (Class IR shares) (Note 6)	1,944
Trustees' fees and expenses	18,232
Other	105,353
Total Expenses	5,190,171
Less: rebate from Morgan Stanley affiliated cash sweep (Note 7)	(30,552)
Less: reimbursement of class specific expenses (Class IR shares) (Note 4)	(1,944)
Net Expenses	5,157,675
Net Investment Income	29,614,307

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Statements continued

Statement of Operations For the year ended October 31, 2022

Realized and Unrealized Gain (Loss): Realized Gain (Loss) on:
Investments (Net of $12,679 of Capital Gain Country Tax)	$(38,722,339)
Investments in affiliates (Note 7)	1,633
Futures contracts	9,633,336
Swap agreements	3,427,592
Foreign currency forward exchange contracts	23,627,019
Foreign currency translation	(1,354,287)
Net Realized Loss	(3,387,046)
Change in Unrealized Appreciation (Depreciation) on:
Investments (Net of decrease in deferred capital gain country tax of $24,519)	(106,295,294)
Investments in affiliates (Note 7)	(1,532)
Futures contracts	1,023,071
Swap agreements	(3,792,229)
Foreign currency forward exchange contracts	4,238,697
Foreign currency translation	40,093
Net Change in Unrealized Appreciation (Depreciation)	(104,787,194)
Net Loss	(108,174,240)
Net Decrease in Net Assets Resulting from Operations	$(78,559,933)

*  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED OCTOBER 31, 2022	FOR THE YEAR ENDED OCTOBER 31, 2021
Increase (Decrease) in Net Assets: Operations:
Net investment income	$29,614,307	$28,375,108
Net realized loss	(3,387,046)	(2,816,831)
Net change in unrealized appreciation (depreciation)	(104,787,194)	(1,271,930)
Net Increase (Decrease) in Net Assets Resulting From Operations	(78,559,933)	24,286,347
Dividends and Distributions to Shareholders:
Class A shares	(3,106,529)	(2,699,326)
Class L shares	(137,204)	(101,598)
Class I shares	(23,005,316)	(19,511,116)
Class C shares	(759,229)	(575,420)
Class R6 shares*	(9,484,097)	(5,864,102)
Class IR shares	(458)	(320)
Total Dividends and Distributions to Shareholders	(36,492,833)	(28,751,882)
Net increase (decrease) from transactions in shares of beneficial interest	(242,186,179)	77,649,454
Net Increase (Decrease)	(357,238,945)	73,183,919
Net Assets:
Beginning of period	1,046,948,488	973,764,569
End of Period	$689,709,543	$1,046,948,488

*  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ◼  October 31, 2022

1. Organization and Accounting Policies

Morgan Stanley Global Fixed Income Opportunities Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. The Fund's primary investment objective is to seek a high level of current income and, as a secondary objective, to maximize total return, but only to the extent consistent with its primary objective. The Fund was organized as a Massachusetts business trust on December 20, 1991 and commenced operations on April 9, 1992. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class L shares, Class I shares, Class C shares, Class R6 shares and Class IR shares. The six classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares and most Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year. Class L shares, Class I shares, Class R6 shares and Class IR shares are not subject to a sales charge. Additionally, Class A shares, Class L shares and Class C shares incur distribution expenses. Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

The Fund suspended offering Class L shares to all investors (April 30, 2015). Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) Fixed income securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers/dealers; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ◼  October 31, 2022 continued

reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (4) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (5) certain senior collateralized loans ("Senior Loans") are valued based on quotations received from an independent pricing service; (6) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (7) OTC swaps may be valued by an outside pricing service approved by the Trustees or quotes from a broker/dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (8) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (9) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ◼  October 31, 2022 continued

In connection with Rule 2a-5 of the Act, which became effective September 8, 2022, the Trustees have designated the Fund's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Fund's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. When-Issued/Delayed Delivery Securities — The Fund may purchase or sell when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

D. Multiple Class Allocations — Investment income, realized and unrealized gain (loss) and non-class specific expenses are allocated daily based upon the proportion of net assets of each class. Class specific expenses are borne by the respective share classes and include Distribution, Transfer Agent and Sub Transfer Agent fees.

E. Senior Loans — Senior Loans are typically structured by a syndicate of lenders ("Lenders"), one or more of which administers the Senior Loan on behalf of the Lenders ("Agent"). Lenders may sell interests in Senior Loans to third parties ("Participations") or may assign all or a portion of their interest in a Senior Loan to third parties ("Assignments"). Senior Loans are exempt from registration under the Securities Act of 1933. Presently, Senior Loans are not readily marketable and are often subject to restrictions on resale.

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F. Foreign Currency Translation and Foreign Investments — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

— investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

— investment transactions and investment income at the prevailing rates of exchange on the dates of  such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

G. Securities Lending — The Fund may lend securities to qualified financial institutions, such as broker/dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund receives cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from securities loaned — net" in the Fund's Statement of Operations.

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The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of October 31, 2022:

GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES

GROSS ASSET AMOUNT PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES		FINANCIAL INSTRUMENT	COLLATERAL RECEIVED		NET AMOUNT (NOT LESS THAN $0)
$15,077,666	(a)	$—	$(15,077,666	)(b)(c)	$0

(a)  Represents market value of loaned securities at year end.

(b)  The Fund received cash collateral of $8,421,965, which was subsequently invested in Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of $6,976,175 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c)  The actual collateral received is greater than the amount shown here due to overcollateralization.

Financial Accounting Standards Board ("FASB") ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowings.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of October 31, 2022:

	REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
	OVERNIGHT AND CONTINUOUS	<30 DAYS	BETWEEN 30 & 90 DAYS	>90 DAYS	TOTAL
Securities Lending Transactions
Corporate Bonds	$8,421,965	$—	$—	$—	$8,421,965
Total Borrowings	$8,421,965	$—	$—	$—	$8,421,965
Gross amount of recognized liabilities for securities lending transactions					$8,421,965

H. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

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I. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

J. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

FASB ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

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The following is a summary of the inputs used to value the Fund's investments as of October 31, 2022:

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Assets:
Fixed Income Securities
Corporate Bonds	$—	$291,104,345	$—	$291,104,345
Sovereign	—	68,641,730	—	68,641,730
Agency Fixed Rate Mortgages	—	13,946,008	—	13,946,008
Asset-Backed Securities	—	82,636,229	—	82,636,229
Collateralized Mortgage Obligations — Agency Collateral Series	—	92,703	—	92,703
Commercial Mortgage-Backed Securities	—	35,680,543	—	35,680,543
Mortgages — Other	—	137,700,693	—	137,700,693
U.S. Treasury Security	—	3	—	3
Senior Loan Interests	—	6,000,211	—	6,000,211
Supranational	—	7,013,276	—	7,013,276
Total Fixed Income Securities	—	642,815,741	—	642,815,741
Short-Term Investments
U.S. Treasury Securities	—	34,985,041	—	34,985,041
Investment Company	18,606,089	—	—	18,606,089
Total Short-Term Investments	18,606,089	34,985,041	—	53,591,130
Foreign Currency Forward Exchange Contracts	—	7,715,714	—	7,715,714
Futures Contracts	2,454,105	—	—	2,454,105
Total Assets	21,060,194	685,516,496	—	706,576,690
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(617,385)	—	(617,385)
Futures Contracts	(606,744)	—	—	(606,744)
Credit Default Swap Agreement	—	(3,607,111)	—	(3,607,111)
Interest Rate Swap Agreement	—	(123,056)	—	(123,056)
Total Liabilities	(606,744)	(4,347,552)	—	(4,954,296)
Total	$20,453,450	$681,168,944	$—	$701,622,394

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

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3. Derivatives

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser and/or Sub-Adviser seek to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts — The Fund entered into contracts with banks, brokers/dealers to purchase or sell foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency

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against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures — A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.

Swaps — The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically

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swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the counterparty or clearing-house based on changes in the value of the contract or variation margin, respectively. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and U.S. Commodities Futures Trading Commission ("CFTC") approval of contracts for central clearing and exchange trading.

The Fund's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount

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in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is included in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) broker" in the Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

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The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of October 31, 2022:

PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		LIABILITY DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest Rate Risk	Variation margin on open futures contracts	$2,454,105	(d)	Variation margin on open futures contracts	$(606,744	)(d)
Credit Risk	Variation margin on open swap agreement	—		Variation margin on open swap agreement	(3,607,111	)(d)
Interest Rate Risk	Variation margin on open swap agreement	—		Variation margin on open swap agreement	(123,056	)(d)
Currency Risk	Unrealized appreciation on open foreign currency forward exchange contracts	7,715,714		Unrealized depreciation on open foreign currency forward exchange contracts	(617,385)
		$10,169,819			$(4,954,296)

(d)  Includes cumulative appreciation (depreciation) as reported in the Portfolio of Investments. Only current day's net variation margin is reported within the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended October 31, 2022 in accordance with ASC 815:

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES

PRIMARY RISK EXPOSURE	FUTURES CONTRACTS	FOREIGN CURRENCY FORWARD EXCHANGE CONTRACTS	SWAP AGREEMENTS
Interest Rate Risk	$9,633,336	$—	$(12,466)
Credit Risk	—	—	3,440,058
Currency Risk	—	23,627,019	—
Total	$9,633,336	$23,627,019	$3,427,592

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES

PRIMARY RISK EXPOSURE	FUTURES CONTRACTS	FOREIGN CURRENCY FORWARD EXCHANGE CONTRACTS	SWAP AGREEMENTS
Interest Rate Risk	$1,023,071	$—	$(123,056)
Credit Risk	—	—	(3,669,173)
Currency Risk	—	4,238,697	—
Total	$1,023,071	$4,238,697	$(3,792,229)

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Notes to Financial Statements  ◼  October 31, 2022 continued

At October 31, 2022, the Fund's derivative assets and liabilities are as follows:

GROSS AMOUNTS OF ASSETS AND LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES

DERIVATIVES(e)	ASSETS(f)	LIABILITIES(f)
Foreign Currency Forward Exchange Contracts	$7,715,714	$(617,385)

(e)  Excludes exchange-traded derivatives.

(f)  Absent an event of default or early termination, over-the-counter ("OTC") derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

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The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of October 31, 2022:

GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES

COUNTERPARTY	GROSS ASSET DERIVATIVES PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	COLLATERAL RECEIVED	NET AMOUNT (NOT LESS THAN $0)
Australia And New Zealand Banking Group	$2,173	$(2,173)	$—	$0
Bank of America NA	11,984	(11,984)	—	0
Barclays Bank PLC	58,324	—	—	58,324
BNP Paribas SA	100,991	(23,896)	—	77,095
Citibank NA	7,098	(7,098)	—	0
HSBC Bank PLC	1,109	(1,109)	—	0
JPMorgan Chase Bank NA	729,160	(196,768)	—	532,392
Royal Bank of Canada (UK)	4,384,329	—	—	4,384,329
Standard Chartered Bank	179	(179)	—	0
UBS AG	2,420,367	(145,251)	(1,977,000)	298,116
Total	$7,715,714	$(388,458)	$(1,977,000)	$5,350,256

GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES

COUNTERPARTY	GROSS LIABILITY DERIVATIVES PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	COLLATERAL PLEDGED	NET AMOUNT (NOT LESS THAN $0)
Australia And New Zealand Banking Group	$10,254	$(2,173)	$—	$8,081
Bank of America NA	21,684	(11,984)	—	9,700
BNP Paribas SA	23,896	(23,896)	—	0
Citibank NA	11,239	(7,098)	—	4,141
Goldman Sachs International	179,957	—	(128,628)	51,329
HSBC Bank PLC	7,377	(1,109)	—	6,268
JPMorgan Chase Bank NA	196,768	(196,768)	—	0
Standard Chartered Bank	10,162	(179)	—	9,983
State Street Bank and Trust Co.	10,797	—	—	10,797
UBS AG	145,251	(145,251)	—	0
Total	$617,385	$(388,458)	$(128,628)	$100,299

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Notes to Financial Statements  ◼  October 31, 2022 continued

For the year ended October 31, 2022, the average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$276,463,791
Futures Contracts:
Average monthly notional value	$170,535,581
Swap Agreements:
Average monthly notional amount	$69,218,769

4. Advisory/Administration and Sub-Advisory Agreements

Pursuant to an Investment Advisory Agreement with the Adviser, the Fund pays an advisory fee, accrued daily and paid monthly, by applying the annual rate of 0.32% to the average net assets of the Fund determined as of the close of each business day.

The Adviser also serves as the Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

Under a Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Sub-Adviser provides the Fund with advisory services, subject to the overall supervision of the Adviser and the Fund's Officers and Trustees. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

The Adviser/Administrator has agreed to reduce its advisory fee, its administration fee and/or reimburse the Fund so that total annual operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.95% for Class A, 1.24% for Class L, 0.60% for Class I, 1.70% for Class C, 0.57% for Class R6 and 0.57% for Class IR. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time that the Trustees act to discontinue all or a portion of such waivers and/or expense reimbursements when they deem such action is appropriate. For the year ended October 31, 2022, $1,944 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ◼  October 31, 2022 continued

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser/Administrator and Sub-Adviser. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class L — up to 0.50% of the average daily net assets of Class L shares; and (iii) Class C — up to 1.00% of the average daily net assets of Class C shares.

In the case of Class A shares, Class L shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25%, 0.50% and 1.00% of the average daily net assets of Class A shares, Class L shares and Class C shares, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Financial Intermediaries at the time of sale may be reimbursed in the subsequent calendar year. For the year ended October 31, 2022, the distribution fee was accrued for Class A shares, Class L shares and Class C shares at the annual rate of 0.25%, 0.50% and 1.00%, respectively.

The Distributor has informed the Fund that for the year ended October 31, 2022, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares and Class C shares of $16,850 and $12,510, respectively, and received $7,786 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges, which are not an expense of the Fund.

6. Dividend Disbursing and Transfer Agent

The Fund's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Fund pays DST a fee based on the number of classes, accounts and transactions relating to the Fund.

7. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended October 31, 2022, aggregated $496,734,454 and $682,650,949, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $109,770,715 and $94,119,343, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ◼  October 31, 2022 continued

Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended October 31, 2022, advisory fees paid were reduced by $30,552 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended October 31, 2022 is as follows:

AFFILIATED INVESTMENT COMPANY/ ISSUER	VALUE OCTOBER 31, 2021	PURCHASES AT COST	PROCEEDS FROM SALES	DIVIDEND/ INTEREST INCOME	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE OCTOBER 31, 2022
Liquidity Funds	$58,069,172	$602,756,875	$642,219,958	$264,754	$—	$—	$18,606,089
Morgan Stanley Capital I Trust	2,204,282	—	2,201,117	20,134	(1,633)	(1,532)	0
Total	$60,273,454	$602,756,875	$644,421,075	$284,888	$(1,633)	$(1,532)	$18,606,089

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended October 31, 2022, included in "Trustees' fees and expenses" in the Statement of Operations amounted to $2,648. At October 31, 2022, the Fund had an accrued pension liability of $38,136, which is reflected as "Trustees' fees" in the Statement of Assets and Liabilities.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended October 31, 2022, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ◼  October 31, 2022 continued

8. Custodian Fees

State Street (the "Custodian") also serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

9. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2022		FOR THE YEAR ENDED OCTOBER 31, 2021
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	1,930,152	$10,431,210	5,171,911	$29,769,875
Reinvestment of dividends	531,631	2,841,942	436,485	2,508,243
Redeemed	(6,497,884)	(34,629,682)	(8,962,549)	(51,492,881)
Net decrease — Class A	(4,036,101)	(21,356,530)	(3,354,153)	(19,214,763)
CLASS L SHARES
Reinvestment of dividends	24,538	130,867	16,876	96,927
Redeemed	(116,281)	(611,820)	(109,616)	(629,601)
Net decrease — Class L	(91,743)	(480,953)	(92,740)	(532,674)
CLASS I SHARES
Sold	27,217,929	147,901,081	48,659,145	284,080,072
Reinvestment of dividends	3,716,679	20,175,800	2,978,623	17,330,242
Redeemed	(66,430,968)	(360,619,007)	(42,907,318)	(249,890,531)
Net increase (decrease) — Class I	(35,496,360)	(192,542,126)	8,730,450	51,519,783
CLASS C SHARES
Sold	623,691	3,327,088	719,640	4,139,367
Reinvestment of dividends	130,204	696,236	92,819	532,577
Redeemed	(2,134,587)	(11,367,714)	(1,505,576)	(8,647,287)
Net decrease — Class C	(1,380,692)	(7,344,390)	(693,117)	(3,975,343)
CLASS R6 SHARES*
Sold	30,897	158,045	11,674,607	67,991,657
Reinvestment of dividends	1,755,083	9,484,097	1,008,002	5,864,102
Redeemed	(5,791,890)	(30,104,780)	(4,098,130)	(24,003,628)
Net increase (decrease) — Class R6*	(4,005,910)	(20,462,638)	8,584,479	49,852,131
CLASS IR SHARES
Reinvestment of dividends	85	458	55	320
Net increase (decrease) in Fund	(45,010,721)	$(242,186,179)	13,174,974	$77,649,454

*  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ◼  October 31, 2022 continued

10. Federal Income Tax Status

It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended October 31, 2022 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2022 and 2021 was as follows:

2022 DISTRIBUTIONS PAID FROM:	2021 DISTRIBUTIONS PAID FROM:
ORDINARY INCOME	ORDINARY INCOME
$36,492,833	$28,751,882

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended October 31, 2022.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ◼  October 31, 2022 continued

At October 31, 2022, the components of distributable earnings for the Fund on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
$14,916,421	$—

At October 31, 2022, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of $9,877,072 and $10,460,328, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gain realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to shareholders.

11. Credit Facility

The Fund and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended October 31, 2022, the Fund did not have any borrowings under the Facility.

12. Other

At October 31, 2022, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 54.6%.

13. Market Risk and Risks Relating to Certain Financial Instruments

The Fund may invest in mortgage securities, including securities issued by the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ◼  October 31, 2022 continued

with a lower capacity to make timely payments on their mortgages. The securities held by the Fund are not backed by sub-prime mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States; rather, they are supported by the right of the issuer to borrow from the U.S. Department of the Treasury.

The Federal Housing Finance Agency ("FHFA") serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

The Fund may lend securities to qualified financial institutions, such as broker/dealers, to earn additional income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact issuers, industries, governments and other systems, including the financial markets. The continued outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) may be adversely affected because of these and similar types of factors and developments.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ◼  October 31, 2022 continued

14. LIBOR Discontinuance or Unavailability Risk

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The Financial Conduct Authority (the "FCA"), which is the regulatory authority that oversees financial services firms, financial markets in the U.K. and the administrator of LIBOR, announced that, after the end of 2021, one-week and two-month U.S. Dollar LIBOR and all non-U.S. Dollar LIBOR settings have either ended or are no longer representative of the underlying market they seek to measure. The FCA also announced that the most commonly used U.S. Dollar LIBOR settings, may continue to be provided on a representative basis until mid-2023. However, in connection with supervisory guidance from regulators, some regulated entities may no longer enter into most new LIBOR-based contracts. As a result of the foregoing, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain derivatives and other instruments or investments comprising some or all of the Fund's portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to establish new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund's investments and result in costs incurred in connection with closing out positions and entering into new trades.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Although state and federal statutes have been enacted to address difficult LIBOR transition issues, the application and effect of these statutes are uncertain. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR is still developing. There may also be challenges for the Fund to enter into hedging transactions against such newly-issued instruments until a market for such hedging transactions develops. All of the aforementioned may adversely affect the Fund's investments (including their volatility, value and liquidity) and, as a result, the performance or NAV.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ◼  October 31, 2022 continued

15. Results of Special Meeting of Shareholders (unaudited)

On February 25, 2022, a special meeting of the Fund's shareholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Trustees by all shareholders:

	FOR	AGAINST
Frances L. Cashman	119,204,531	642,015
Nancy C. Everett	119,191,891	654,655
Eddie A. Grier	119,167,576	678,970
Jakki L. Haussler	119,144,671	701,875
Patricia A. Maleski	119,179,256	667,290

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED OCTOBER 31,
	2022		2021		2020		2019		2018
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$5.68		$5.70		$5.73		$5.54		$5.66
Income (loss) from investment operations:
Net investment income(1)	0.17		0.14		0.15		0.20		0.19
Net realized and unrealized gain (loss)	(0.67)		(0.01)		(0.00	)(2)	0.26		(0.13)
Total income (loss) from investment operations	(0.50)		0.13		0.15		0.46		0.06
Less distributions from:
Net investment Income	(0.21)		(0.14)		(0.18)		(0.27)		(0.18)
Net realized gain	—		(0.01)		—		—		—
Total distributions	(0.21)		(0.15)		(0.18)		(0.27)		(0.18)
Net asset value, end of period	$4.97		$5.68		$5.70		$5.73		$5.54
Total Return	(8.91	)%(4)	2.26	%(3)	2.79	%(3)	8.55	%(4)	1.05	%(4)
Ratios to Average Net Assets:
Net expenses	0.83	%(5)	0.83	%(5)	0.82	%(5)	0.86	%(5)	0.89	%(5)(6)
Net expenses excluding interest expenses	0.83	%(5)	N/A		0.82	%(5)	N/A		N/A
Net investment income	3.18	%(5)	2.52	%(5)	2.71	%(5)	3.62	%(5)	3.45	%(5)(6)
Rebate from Morgan Stanley affiliate	0.00	%(7)	0.00	%(7)	0.01%		0.01%		0.01%
Supplemental Data:
Net assets, end of period, in thousands	$61,181		$92,889		$112,310		$110,978		$81,598
Portfolio turnover rate	62%		115%		106%		94%		89%

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Amount is less than $0.005 per share.

(3)  Calculated using the NAV for US GAAP financial reporting purposes and as such differs from the total return presented in the Fund Report and Performance Summary. Does not reflect the deduction of sales charge.

(4)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(5)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(6)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2018	0.93%	3.41%

(7)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2022		2021		2020		2019		2018
Class L Shares
Selected Per Share Data:
Net asset value, beginning of period	$5.68		$5.70		$5.73		$5.54		$5.66
Income (loss) from investment operations:
Net investment income(1)	0.15		0.13		0.14		0.19		0.18
Net realized and unrealized gain (loss)	(0.67)		(0.01)		(0.00	)(2)	0.25		(0.13)
Total income (loss) from investment operations	(0.52)		0.12		0.14		0.44		0.05
Less distributions from:
Net investment income	(0.20)		(0.13)		(0.17)		(0.25)		(0.17)
Net realized gain	—		(0.01)		—		—		—
Total distributions	(0.20)		(0.14)		(0.17)		(0.25)		(0.17)
Net asset value, end of period	$4.96		$5.68		$5.70		$5.73		$5.54
Total Return	(9.37	)%(4)	1.96	%(3)	2.53	%(3)	8.25	%(4)	0.81	%(4)
Ratios to Average Net Assets:
Net expenses	1.14	%(5)	1.12	%(5)	1.07	%(5)	1.14	%(5)	1.13	%(5)(6)
Net expenses excluding interest expenses	1.14	%(5)	N/A		1.07	%(5)	N/A		N/A
Net investment income	2.90	%(5)	2.23	%(5)	2.47	%(5)	3.38	%(5)	3.22	%(5)(6)
Rebate from Morgan Stanley affiliate	0.00	%(7)	0.00	%(7)	0.01%		0.01%		0.01%
Supplemental Data:
Net assets, end of period, in thousands	$3,152		$4,125		$4,667		$5,557		$6,399
Portfolio turnover rate	62%		115%		106%		94%		89%

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Amount is less than $0.005 per share.

(3)  Calculated using the NAV for US GAAP financial reporting purposes and as such differs from the total return presented in the Fund Report and Performance Summary.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(6)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2018	1.16%	3.19%

(7)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2022		2021		2020		2019		2018
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$5.75		$5.77		$5.80		$5.60		$5.72
Income (loss) from investment operations:
Net investment income(1)	0.19		0.16		0.17		0.22		0.21
Net realized and unrealized gain (loss)	(0.68)		(0.01)		(0.00	)(2)	0.26		(0.13)
Total income (loss) from investment operations	(0.49)		0.15		0.17		0.48		0.08
Less distributions from:
Net investment income	(0.23)		(0.16)		(0.20)		(0.28)		(0.20)
Net realized gain	—		(0.01)		—		—		—
Total distributions	(0.23)		(0.17)		(0.20)		(0.28)		(0.20)
Net asset value, end of period	$5.03		$5.75		$5.77		$5.80		$5.60
Total Return	(8.74	)%(4)	2.51	%(3)	3.03	%(3)	8.93	%(4)	1.34	%(4)
Ratios to Average Net Assets:
Net expenses	0.56	%(5)	0.55	%(5)	0.55	%(5)	0.59	%(5)	0.59	%(5)(6)
Net expenses excluding interest expenses	0.56	%(5)	N/A		0.55	%(5)	N/A		N/A
Net investment income	3.42	%(5)	2.79	%(5)	2.97	%(5)	3.88	%(5)	3.74	%(5)(6)
Rebate from Morgan Stanley affiliate	0.00	%(7)	0.00	%(7)	0.01%		0.01%		0.01%
Supplemental Data:
Net assets, end of period, in thousands	$419,470		$683,692		$635,329		$425,720		$292,269
Portfolio turnover rate	62%		115%		106%		94%		89%

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Amount is less than $0.005.

(3)  Calculated using the NAV for US GAAP financial reporting purposes and as such differs from the total return presented in the Fund Report and Performance Summary.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(6)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2018	0.65%	3.68%

(7)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2022		2021		2020		2019		2018
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$5.67		$5.69		$5.72		$5.53		$5.65
Income (loss) from investment operations:
Net investment income(1)	0.13		0.10		0.11		0.16		0.15
Net realized and unrealized gain (loss)	(0.67)		(0.01)		(0.00	)(2)	0.26		(0.13)
Total income (loss) from investment operations	(0.54)		0.09		0.11		0.42		0.02
Less distributions from:
Net investment income	(0.17)		(0.10)		(0.14)		(0.23)		(0.14)
Net realized gain	—		(0.01)		—		—		—
Total distributions	(0.17)		(0.11)		(0.14)		(0.23)		(0.14)
Net asset value, end of period	$4.96		$5.67		$5.69		$5.72		$5.53
Total Return	(9.61	)%(4)	1.52	%(3)	2.05	%(3)	7.77	%(4)	0.34	%(4)
Ratios to Average Net Assets:
Net expenses	1.57	%(5)	1.56	%(5)	1.55	%(5)	1.59	%(5)	1.61	%(5)(6)
Net expenses excluding interest expenses	1.57	%(5)	N/A		1.55	%(5)	N/A		N/A
Net investment income	2.43	%(5)	1.79	%(5)	1.98	%(5)	2.91	%(5)	2.73	%(5)(6)
Rebate from Morgan Stanley affiliate	0.00	%(7)	0.00	%(7)	0.01%		0.01%		0.01%
Supplemental Data:
Net assets, end of period, in thousands	$17,957		$28,359		$32,395		$29,890		$26,741
Portfolio turnover rate	62%		115%		106%		94%		89%

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Amount is less than $0.005 per share.

(3)  Calculated using the NAV for US GAAP financial reporting purposes and as such differs from the total return presented in the Fund Report and Performance Summary. Does not reflect the deduction of sales charge.

(4)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(5)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(6)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2018	1.65%	2.69%

(7)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2022		2021		2020		2019		2018
Class R6 Shares*
Selected Per Share Data:
Net asset value, beginning of period	$5.75		$5.77		$5.80		$5.61		$5.72
Income (loss) from investment operations:
Net investment income(1)	0.19		0.17		0.17		0.23		0.22
Net realized and unrealized gain (loss)	(0.68)		(0.02)		(0.00	)(2)	0.25		(0.13)
Total income (loss) from investment operations	(0.49)		0.15		0.17		0.48		0.09
Less distributions from:
Net investment income	(0.23)		(0.16)		(0.20)		(0.29)		(0.20)
Net realized gain	—		(0.01)		—		—		—
Total distributions	(0.23)		(0.17)		(0.20)		(0.29)		(0.20)
Net asset value, end of period	$5.03		$5.75		$5.77		$5.80		$5.61
Total Return	(8.66	)%(4)	2.59	%(3)	3.11	%(3)	9.01	%(4)	1.40	%(4)
Ratios to Average Net Assets:
Net expenses	0.48	%(5)	0.47	%(5)	0.47	%(5)	0.51	%(5)	0.53	%(5)(6)
Net expenses excluding interest expenses	0.48	%(5)	N/A		0.47	%(5)	N/A		N/A
Net investment income	3.55	%(5)	2.87	%(5)	3.07	%(5)	3.97	%(5)	3.82	%(5)(6)
Rebate from Morgan Stanley affiliate	0.00	%(7)	0.00	%(7)	0.01%		0.01%		0.01%
Supplemental Data:
Net assets, end of period, in thousands	$187,940		$237,872		$189,052		$208,058		$152,197
Portfolio turnover rate	62%		115%		106%		94%		89%

  *  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Amount is less than $0.005 per share.

(3)  Calculated using the NAV for US GAAP financial reporting purposes and as such differs from the total return presented in the Fund Report and Performance Summary.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(6)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2018	0.56%	3.79%

(7)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,								PERIOD FROM JUNE 15, 2018(1)
									TO
	2022		2021		2020		2019		OCTOBER 31, 2018
Class IR Shares
Selected Per Share Data:
Net asset value, beginning of period	$5.75		$5.77		$5.81		$5.61		$5.68
Income (loss) from investment operations:
Net investment income(2)	0.18		0.16		0.17		0.22		0.05
Net realized and unrealized gain (loss)	(0.67)		(0.01)		(0.01)		0.27		(0.03)
Total income (loss) from investment operations	(0.49)		0.15		0.16		0.49		0.02
Less distributions from:
Net investment income	(0.23)		(0.16)		(0.20)		(0.29)		(0.09)
Net realized gain	—		(0.01)		—		—		—
Total distributions	(0.23)		(0.17)		(0.20)		(0.29)		(0.09)
Net asset value, end of period	$5.03		$5.75		$5.77		$5.81		$5.61
Total Return	(8.66	)%(3)	2.59	%(4)	2.93	%(4)	9.00	%(3)	0.31	%(3)(8)
Ratios to Average Net Assets:
Net expenses	0.48	%(5)(6)	0.47	%(5)(6)	0.47	%(5)(6)	0.51	%(5)(6)	0.53%	(5)(6)(9)
Net expenses excluding interest expenses	0.48	%(5)(6)	N/A		0.47	%(5)(6)	N/A		N/A
Net investment income	3.32	%(5)(6)	2.74	%(5)(6)	2.97	%(5)(6)	3.89	%(5)(6)	3.75%	(5)(6)(9)
Rebate from Morgan Stanley affiliate	0.00	%(7)	0.00	%(7)	0.01%		0.01%		0.01	%(9)
Supplemental Data:
Net assets, end of period, in thousands	$10		$11		$11		$10		$10
Portfolio turnover rate	62%		115%		106%		94%		89%

(1)  Commencement of Offering.

(2)  The per share amounts were computed using an average number of shares outstanding during the period.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Calculated using the NAV for US GAAP financial reporting purposes and as such differs from the total return presented in the Fund Report and Performance Summary.

(5)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(6)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment loss ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
October 31, 2022	18.79%	(14.99)%
October 31, 2021	19.14	(15.93)
October 31, 2020	19.09	(15.65)
October 31, 2019	21.28	(16.88)
October 31, 2018	13.16	(8.88)

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Global Fixed Income Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Global Fixed Income Opportunities Fund (the "Fund"), including the portfolio of investments, as of October 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.

Boston, Massachusetts
December 27, 2022

Morgan Stanley Global Fixed Income Opportunities Fund

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser, to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser, Sub-Adviser and Administrator together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2021, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee

Morgan Stanley Global Fixed Income Opportunities Fund

Investment Advisory Agreement Approval (unaudited) continued

and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's performance, management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's

Morgan Stanley Global Fixed Income Opportunities Fund

Investment Advisory Agreement Approval (unaudited) continued

operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

As part of the Board's review, the Board received information from management on the impact of the COVID-19 pandemic on the firm generally and the Adviser and the Fund in particular including, among other information, the pandemic's current and expected impact on the Fund's performance and operations.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Global Fixed Income Opportunities Fund

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Trustees (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2022, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2021, through December 31, 2021, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

Morgan Stanley Global Fixed Income Opportunities Fund

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share

Morgan Stanley Global Fixed Income Opportunities Fund

U.S. Customer Privacy Notice (unaudited) continued  April 2021

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Morgan Stanley Global Fixed Income Opportunities Fund

U.S. Customer Privacy Notice (unaudited) continued  April 2021

What we do

Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker/dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Global Fixed Income Opportunities Fund

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				79

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Trustee	Trustee Since February 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	80

Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Morgan Stanley Global Fixed Income Opportunities Fund

Trustee and Officer Information (unaudited) continued

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	79	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	80

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Morgan Stanley Global Fixed Income Opportunities Fund

Trustee and Officer Information (unaudited) continued

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Trustee Since February 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	80

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Trustee	Since January 2015	Chairperson of the Audit Committee (January 2023) Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	80	Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern
					Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Morgan Stanley Global Fixed Income Opportunities Fund

Trustee and Officer Information (unaudited) continued

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	79	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (October 2006-December 2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	80	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

Morgan Stanley Global Fixed Income Opportunities Fund

Trustee and Officer Information (unaudited) continued

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Trustee	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				79	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Trustee	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	80	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).

Morgan Stanley Global Fixed Income Opportunities Fund

Trustee and Officer Information (unaudited) continued

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Trustee	Chair of the Board since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	79	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

  *  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

  **  The Fund Complex includes (as of December 31, 2022) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

  ***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Morgan Stanley Global Fixed Income Opportunities Fund

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Trustees and Officers, and is available without charge by visiting www.morganstanley.com/im/shareholderreports or upon request by calling 1 (800) 548-7786.

  *  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

Morgan Stanley Global Fixed Income Opportunities Fund

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended October 31, 2022.

The Fund designated $4,001,794 of its distributions paid as qualified interest income.

The Fund designated $6,952,115 of its distributions paid as business interest income.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its Trustees. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Please read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

© 2022 Morgan Stanley

DINANN
5252079 EXP 12.31.23

Item 2. Code of Ethics.

(a)        The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)       No information need be disclosed pursuant to this paragraph.

(c)       Not applicable.

(d)       Not applicable.

(e)       Not applicable.

(f)

(1)       The registrant’s Code of Ethics is attached hereto as Exhibit 13 A.

(2)       Not applicable.

(3)       Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Jakki L. Haussler, an “independent” Trustee, is an “audit committee financial expert" serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2022

	Registrant		Covered Entities(1)
Audit Fees	$75,070		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$—	(3)	$—	(4)
All Other Fees	$—		$13,150,465	(5)
Total Non-Audit Fees	$—		$13,150,465

Total	$75,070		$13,150,465

2021

	Registrant		Covered Entities(1)
Audit Fees	$70,821		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$—	(3)	$—	(4)
All Other Fees	$—		$25,983,885	(5)
Total Non-Audit Fees	$—		$25,983,885

Total	$70,821		$25,983,885

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities' tax returns.

(5)	The fees included under “All Other Fees” are for services provided by Ernst & Young LLP related to surprise examinations for certain investment accounts to satisfy SEC Custody Rules and consulting services related to merger integration for sister entity to the Adviser.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004 AND JUNE 12 AND 13, 20193

1.	Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

3        This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

2.	Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.	Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix A. All other Audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-CEN and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix A. All other Audit-related services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.	Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix A. All Tax services in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.	All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix A. Permissible All Other services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.	Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.	Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Principal Financial and Accounting Officer and must include a detailed description of the services to be rendered. The Fund’s Principal Financial and Accounting Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee or Chairperson of the Audit Committee will be submitted to the Audit Committee by the Fund's Principal Financial and Accounting Officer, who, after consultation with the Independent Auditors, will discuss whether the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Principal Financial and Accounting Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Principal Financial and Accounting Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Principal Financial and Accounting Officer and management will immediately report to the Chairperson of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Principal Financial and Accounting Officer or any member of management.

9.	Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with the PCAOB’s Ethics and Independence Rule 3526, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.	Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

Morgan Stanley Funds

Morgan Stanley & Co. LLC

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

Morgan Stanley Smith Barney LLC

Morgan Stanley Capital Management LLC

Morgan Stanley Asia Limited

Morgan Stanley Services Group

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f) Not applicable.

(g) See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

APPENDIX A

Pre-Approved Audit Services

Service	Range of Fees
	The Fund(s)	Covered Entities
Statutory audits or financial audits for the Funds	For a complete list of fees, please contact the legal department **	N/A
Services associated with SEC registration statements (including new fund filings/seed audits), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end fund offerings, consents), and assistance in responding to SEC comment letters	*	*
Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit related” services rather than “audit” services)	*	*

Pre-Approved Audit-Related Services

Service	Range of Fees
	The Fund(s)	Covered Entities
Attest procedures not required by statute or regulation	*	*
Due diligence services pertaining to potential fund mergers	*	*
Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)	*	*
General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act	*	*

Pre-Approved Tax Services

Service	Range of Fees
	The Fund(s)	Covered Entities
U.S. federal, state and local tax planning and advice	*	*
U.S. federal, state and local tax compliance	*	*
International tax planning and advice	*	*
International tax compliance	*	*
Review/preparation of federal, state, local and international income, franchise, and other tax returns	$450,000 PwC	N/A
Identification of Passive Foreign Investment Companies	$175,000 PwC	*
PwC ITV Tool – assist in determining which Fund holdings have foreign capital gains tax exposure	$125,000 PwC	*
Foreign Tax Services - Preparation of local foreign tax returns and assistance with local tax compliance issues (including maintenance of transaction schedules, assistance in periodic tax remittances, tax registration, representing funds before foreign revenue authorities and assistance with assessment orders)	$500,000 PwC	*
Assistance with tax audits and appeals before the IRS and similar state, local and foreign agencies	*	*
Tax advice and assistance regarding statutory, regulatory or administrative developments (e.g., excise tax reviews, evaluation of Fund’s tax compliance function)	*	*

Pre-Approved All Other Services

Service	Range of Fees
	The Fund(s)	Covered Entities
Risk management advisory services, e.g., assessment and testing of security infrastructure controls	*	*

*Aggregate fees related to the pre-approved services will be limited to 10% of the 2022/2023 annual fees for audit and tax services (see fee schedule distributed by the Auditors).

** Audit and tax services for new funds/portfolios will be subject to the maximum audit and tax fee for a fund/portfolio on fee schedule distributed by the Auditors.

Prohibited Non-Audit Services

●	Bookkeeping or other services related to the accounting records or financial statements of the audit client
●	Financial information systems design and implementation
●	Appraisal or valuation services, fairness opinions or contribution-in-kind reports
●	Actuarial services
●	Internal audit outsourcing services
●	Management functions
●	Human resources
●	Broker-dealer, investment adviser or investment banking services
●	Legal services
●	Expert services unrelated to the audit

(i)       Not Applicable.

(j)       Not Applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Nancy C. Everett, Eddie A. Grier and Jakki L. Haussler.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed End Management Investment Companies.

Not Applicable

Item 13. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as part of EX-99.CERT.

(c) Section 906 Certification

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Global Fixed Income Opportunities Fund

/s/ John H. Gernon

John H. Gernon

Principal Executive Officer

December 15, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon

John H. Gernon

Principal Executive Officer

December 15, 2022

/s/ Francis J. Smith

Francis J. Smith

Principal Financial Officer

December 15, 2022